UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II

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(Exact name of registrant as specified in charter)

200 Berkeley Street, BOSTON, MA 02116

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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 200 Berkeley Street, BOSTON, MA 02116

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497

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Date of fiscal year end: 7/31

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Date of reporting period: 7/31/21

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared two annual reports to shareholders for the year ended July 31, 2021 for series of John Hancock Funds II with July 31 fiscal year end. The first report applies to John Hancock Absolute Return Opportunities Fund, (formerly Diversified Strategies Fund) and the second report applies to John Hancock Short Duration Credit Opportunities Fund.

Annual report
John Hancock
Absolute Return Opportunities Fund (formerly Diversified Strategies Fund)
Asset allocation
July 31, 2021

A message to shareholders
Dear shareholder,
The world equity markets performed well during the 12 months ended July 31, 2021, despite periodic bouts of volatility. The gradual rollout of vaccines for COVID-19 fostered expectations for strength in both economic growth and corporate earnings. The fiscal stimulus programs passed in the United States provided further fuel for investor sentiment worldwide.
Bond yields rose broadly around the globe in anticipation of higher inflation as the global economy gradually recovers. Performance in the equity markets cooled somewhat in June and July due to concerns about a more contagious COVID-19 variant, rising inflation, and slower economic data in China.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Absolute Return Opportunities Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
17	Financial statements
20	Financial highlights
23	Notes to financial statements
35	Report of independent registered public accounting firm
36	Tax information
37	Continuation of investment advisory and subadvisory agreements
44	Statement regarding liquidity risk management
46	Trustees and Officers
50	More information
ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to achieve an absolute return.
AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/2021 (%)

The ICE Bank of America 0-3 Month U.S. Treasury Bill Index tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than three months.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The financial markets delivered strong returns during the reporting period
The rollout of vaccines for COVID-19 led to increased optimism about the economic outlook; however, the emergence of a more contagious variant sparked volatility as the period ended.
Stocks and credit-oriented fixed-income investments performed particularly well
Economically sensitive assets and higher-yielding currencies generally produced healthy gains, but those most responsive to interest-rate movements—such as U.S. Treasuries—lagged.
The fund underperformed its cash benchmark
Currency positioning detracted, while positioning in equities and bonds contributed.
PORTFOLIO COMPOSITION AS OF 7/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND	3

Manager’s discussion of fund performance
Note: Effective June 1, 2021, John Hancock Diversified Strategies Fund was renamed John Hancock Absolute Return Opportunities Fund.
What elements of the fund’s positioning helped and hurt results?
The fund uses an absolute return strategy that targets a positive total return on a rolling 12-month basis through investments in equities, fixed income, foreign currencies, and commodities. We typically establish these positions through derivative instruments and exchange-traded funds (ETFs).
The fund’s currency positioning was a net detractor. Among individual positions, longs in the Russian ruble and South African rand had the largest adverse effects. On the positive side, we held a long position in the Norwegian krone against the Swedish krona on the belief that the Norwegian currency would benefit from rising oil prices and tighter monetary policy. The krone indeed outperformed, helping fund returns.
The fund’s fixed-income positioning made a small contribution to results. Specifically, we benefited from relative value positioning between different regions and countries. In the fourth quarter of 2020, the fund had a long position in long-dated European bonds versus U.S. bonds. The position reflected our expectation that the yield differential between the two regions would widen due to the worsening economic outlook in Europe, with renewed partial lockdowns and very weak inflation. This strategy worked well, as longer-term European bond yields declined while the equivalent U.S. yields rose; however, the benefit was partially offset by duration positioning. In the first quarter of 2021, we felt that yields had risen sufficiently to reflect the expected increase in inflation. We established a long position too early, which hurt results since yields in fact continued to climb.
Equity positioning was also a net positive. The portfolio was largely long in equities throughout the period, which reflected our belief that the reopening trade would be the dominant theme in the market. Conversely, a long position in gold mining stocks—which we held on the view that negative real interest rates would provide support for gold prices—pressured results. The fund’s hedging strategy detracted, as well.
Equity relative value positions contributed to performance. We anticipated that oil prices would recover due to increased demand as economies started to open up. We therefore moved to a long in energy stocks versus the S&P 500 Index in
4	JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND | ANNUAL REPORT

January 2021, which added value given the sector’s strong outperformance in the first quarter. A long in financials against a short position the broader market was a further contributor.
MANAGED BY

Managed by a team of
portfolio managers from
Manulife Investment
Management
The views expressed in this report are exclusively those of Nathan W. Thooft, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception (9-30-11)	5-year	Since inception (9-30-11)
Class A	-7.69	0.06	2.43	0.28	26.69
Class I1	-2.58	1.41	3.32	7.24	37.86
Class NAV[1,2]	-2.73	1.11	2.99	5.69	33.58
Index 1†	0.07	1.11	0.59	5.65	5.98
Index 2†	-0.70	3.13	3.19	16.64	36.15
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%. Sales charges are not applicable to Class I and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class I	Class NAV
Gross (%)	3.00	2.70	2.57
Net (%)	2.99	2.69	2.56
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index 1 is the ICE Bank of America 0-3 Month U.S. Treasury Bill Index; Index 2 is the Bloomberg U.S. Aggregate Bond Index.
See the following page for footnotes.
6	JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Absolute Return Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in two separate indexes.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class I1	9-30-11	13,786	13,786	10,598	13,615
Class NAV[1,2]	9-30-11	13,358	13,358	10,598	13,615
The ICE Bank of America 0-3 Month U.S. Treasury Bill Index tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than three months.
The Bloomberg U.S. Aggregate Bond Index, formerly known as Bloomberg Barclays U.S. Aggregate Bond Index, is an unmanaged index of U.S. dollar-denominated and non-convertible investment-grade debt issues.
Prior to June 1, 2021, the fund’s primary benchmark was the Bloomberg U.S. Aggregate Bond Index. Effective June 1, 2021, the fund’s primary benchmark index is the ICE Bank of America 0-3 month U.S. Treasury Bill Index. The ICE Bank of America 0-3 month U.S. Treasury Bill Index is better aligned with the fund’s investment strategy.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	Class NAV shares were first offered on 6-3-21. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2021, with the same investment held until July 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on February 1, 2021, with the same investment held until July 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2021	Ending value on 7-31-2021	Expenses paid during period ended 7-31-2021[1]	Annualized expense ratio[2]
Class A	Actual expenses/actual returns	$1,000.00	$980.80	$8.30	1.69%
	Hypothetical example	1,000.00	1,016.40	8.45	1.69%
Class I	Actual expenses/actual returns	1,000.00	981.00	6.88	1.40%
	Hypothetical example	1,000.00	1,017.90	7.00	1.40%
Class NAV	Actual expenses/actual returns[3]	1,000.00	982.10	2.05	1.28%
	Hypothetical example	1,000.00	1,018.40	6.41	1.28%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
[2]	Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
[3]	The inception date for Class NAV shares is 6-3-21. Actual Expenses are equal to the class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 59/365 (to reflect the period).
ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND	9

Fund’s investments
AS OF 7-31-21
	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 10.0%					$2,037,845
(Cost $2,037,302)
Italy 10.0%					2,037,845
Republic of Italy Bond (A)	1.500	04-30-45	EUR	1,700,000	2,037,845

	Shares	Value
Unaffiliated investment companies 4.5%		$923,680
(Cost $932,411)
Exchange-traded funds 4.5%		923,680
VanEck Vectors Gold Miners ETF	6,050	211,261
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	22,900	712,419

	Contracts/Notional amount	Value
Purchased options 0.6%		$122,641
(Cost $329,595)
Calls 0.3%		65,329
Exchange Traded Option on Russell 2000 E-Mini Index Futures (Expiration Date 12-17-21; Strike Price: $2,400.00 Notional Amount: 1,100) (B)	22	52,800
Exchange Traded Option on Russell 2000 E-Mini Index Futures (Expiration Date 9-17-21; Strike Price: $2,500.00 Notional Amount: 1,800) (B)	36	6,255
Over the Counter Option on the AUD vs. JPY (Expiration Date: 8-5-21; Strike Price: AUD 85.50; Counterparty: Morgan Stanley & Company LLC) (B)(C)	1,500,000	1
Over the Counter Option on the AUD vs. JPY (Expiration Date: 8-5-21; Strike Price: AUD 85.50; Counterparty: Morgan Stanley & Company, Inc.) (B)(C)	1,500,000	1
Over the Counter Option on the AUD vs. USD (Expiration Date: 8-17-21; Strike Price: AUD 0.79; Counterparty: Goldman Sachs Bank USA) (B)(C)	1,500,000	1
Over the Counter Option on the AUD vs. USD (Expiration Date: 8-17-21; Strike Price: AUD 0.79; Counterparty: Goldman Sachs Bank USA) (B)(C)	1,500,000	1
10	JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Contracts/Notional amount	Value
Calls (continued)
Over the Counter Option on the NOK vs. SEK (Expiration Date: 8-3-21; Strike Price: NOK 1.02; Counterparty: Goldman Sachs Bank USA) (B)(C)	10,000,000	$1
Over the Counter Option on the USD vs. CNY (Expiration Date: 9-3-21; Strike Price: $6.50; Counterparty: HSBC Bank USA) (B)(C)	1,500,000	6,269
Puts 0.3%		57,312
Over the Counter Option on the EUR vs. RUB (Expiration Date: 8-9-21; Strike Price: EUR 84.00; Counterparty: Bank of America, N.A.) (B)(C)	750,000	8
Over the Counter Option on the EUR vs. RUB (Expiration Date: 8-9-21; Strike Price: EUR 88.00; Counterparty: Goldman Sachs & Company LLC) (B)(C)	750,000	12,793
Over the Counter Option on the EUR vs. TRY (Expiration Date: 2-4-22; Strike Price: EUR 8.50; Counterparty: Barclays Capital) (B)(C)	1,000,000	68
Over the Counter Option on the GBP vs. JPY (Expiration Date: 8-24-21; Strike Price: GBP 149.00; Counterparty: Morgan Stanley & Company, Inc.) (B)(C)	3,500,000	7,643
Over the Counter Option on the GBP vs. JPY (Expiration Date: 8-24-21; Strike Price: GBP 149.00; Counterparty: Morgan Stanley & Company, Inc.) (B)(C)	3,500,000	7,643
Over the Counter Option on the USD vs. NOK (Expiration Date: 11-1-21; Strike Price: $8.65; Counterparty: Citibank N.A.) (B)(C)	2,000,000	29,157

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 81.2%				$16,627,208
(Cost $16,627,351)
Commercial paper 77.3%				15,822,823
Apple, Inc.	0.060	10-19-21	500,000	499,933
BMW US Capital LLC	0.060	08-20-21	500,000	499,980
BNZ International Funding, Ltd.	0.070	08-02-21	500,000	499,997
Caisse des Depots et Consignations	0.060	08-03-21	500,000	499,996
Chariot Funding LLC	0.108	08-11-21	475,000	474,987
Exxon Mobil Corp.	0.030	09-07-21	500,000	499,968
Henkel of America, Inc.	0.070	08-24-21	500,000	499,970
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND	11

	Yield* (%)	Maturity date	Par value^	Value
Commercial paper (continued)
John Deere, Ltd.	0.060	09-01-21	500,000	$499,968
Manhattan Asset Funding Company LLC	0.060	08-12-21	475,000	474,985
Mizuho Bank	0.090	08-17-21	500,000	499,975
MUFG Bank, Ltd.	0.080	10-21-21	500,000	499,890
National Rural Utilities Cooperative Finance Corp.	0.090	08-05-21	500,000	499,993
National Rural Utilities Cooperative Finance Corp.	0.090	08-23-21	500,000	499,971
Nationwide Building Society	0.090	08-03-21	500,000	499,996
Nestle Cap Corp.	0.030	11-03-21	500,000	499,933
Novartis Finance Corp.	0.040	08-16-21	475,000	474,983
Old Line Funding LLC	0.120	01-20-22	500,000	499,647
Philip Morris International	0.060	08-06-21	500,000	499,994
Proctor Gamble and Company	0.050	10-07-21	500,000	499,948
Province of British Columbia	0.040	09-03-21	500,000	499,971
Prudential PLC	0.040	09-10-21	500,000	499,948
PSP Capital, Inc.	0.040	08-04-21	500,000	499,995
Sanofi	0.060	09-28-21	500,000	499,950
Sumitomo Mitsui Trust Bank, Ltd.	0.128	08-02-21	475,000	474,997
Swedbank AB	0.159	10-05-21	475,000	474,936
The Bank of Nova Scotia	0.150	03-23-22	500,000	499,528
Thunder Bay Funding LLC	0.080	10-04-21	475,000	474,920
Unilever Capital Corp.	0.102	08-09-21	475,000	474,992
University of California	0.040	08-17-21	500,000	499,966
University of Chicago	0.070	08-17-21	500,000	500,000
Westpac Banking Corp.	0.150	04-01-22	500,000	499,524
Yale University	0.060	08-17-21	500,000	499,982
U.S. Government Agency 2.4%				499,995
Federal Home Loan Bank Discount Note	0.040	08-13-21	500,000	499,995

	Yield (%)	Shares	Value
Short-term funds 1.5%			304,390

State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0250(D)	304,390	304,390

Total investments (Cost $19,926,659) 96.3%	$19,711,374
Other assets and liabilities, net 3.7%	752,902
Total net assets 100.0%	$20,464,276

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
AUD	Australian Dollar
CNY	Chinese Yuan Renminbi
12	JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira

Security Abbreviations and Legend
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $2,037,845 or 10.0% of the fund’s net assets as of 7-31-21.
(B)	Non-income producing security.
(C)	For this type of option, notional amounts are equivalent to number of contracts.
(D)	The rate shown is the annualized seven-day yield as of 7-31-21.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND	13

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
Financial Select Sector Index Futures	4	Long	Sep 2021	$449,634	$449,050	$(584)
FTSE 100 Index Futures	14	Long	Sep 2021	1,360,167	1,355,682	(4,485)
FTSE 250 Index Futures	9	Long	Sep 2021	572,965	572,526	(439)
German Euro BUND Futures	24	Long	Sep 2021	5,019,567	5,026,946	7,379
Russell 2000 E-Mini Index Futures	2	Long	Sep 2021	223,732	222,160	(1,572)
S&P 500 Index E-Mini Futures	4	Long	Sep 2021	881,859	877,900	(3,959)
Euro-BTP Italian Government Bond Futures	26	Short	Sep 2021	(4,756,957)	(4,758,379)	(1,422)
Euro-Buxl Futures	8	Short	Sep 2021	(2,031,391)	(2,040,722)	(9,331)
S&P 500 Index Micro E-Mini Futures	20	Short	Sep 2021	(434,114)	(438,950)	(4,836)
						$(19,249)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	360,000	JPY	30,420,108	UBS	8/10/2021	—	$(13,108)
AUD	280,000	USD	214,776	RBC	8/19/2021	—	(9,282)
CNY	6,497,672	USD	1,000,000	MSCS	8/27/2021	$3,345	—
JPY	56,840,000	AUD	700,000	MSCS	8/3/2021	4,422	—
JPY	30,510,000	AUD	360,000	MSCS	8/10/2021	13,927	—
USD	217,148	AUD	280,000	GSI	8/19/2021	11,654	—
USD	1,000,000	CNY	6,499,200	SCB	8/27/2021	—	(3,581)
USD	2,004,658	EUR	1,700,000	TD	8/26/2021	—	(12,861)
						$33,348	$(38,832)
WRITTEN OPTIONS
Options on exchange-traded futures contracts
Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
Russell 2000 E-Mini Index Futures	USD	2,700.00	Sep 2021	36	1,800	$14,742	$(990)
Russell 2000 E-Mini Index Futures	USD	2,600.00	Dec 2021	22	1,100	11,017	(13,145)
S&P 500 Index E-Mini Futures	USD	4,300.00	Sep 2021	2	100	8,617	(15,626)
						$34,376	$(29,761)

14	JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Foreign currency options
Description	Counterparty (OTC)	Currency	Exercise price	Expiration date	Notional amount*	Premium	Value
Calls
Australian Dollar versus Japanese Yen	MSI	AUD	88.00	Aug 2021	1,500,000	$5,379	$(1)
Australian Dollar versus Japanese Yen	MSI	AUD	88.00	Aug 2021	1,500,000	2,619	(1)
Australian Dollar versus U.S. Dollar	GSI	AUD	0.81	Aug 2021	1,500,000	4,899	(1)
Australian Dollar versus U.S. Dollar	GSI	AUD	0.81	Aug 2021	1,500,000	2,788	(1)
Norwegian Krone versus Swedish Krona	GSI	NOK	1.04	Aug 2021	10,000,000	7,331	(1)
						$23,016	$(5)
Puts
Euro versus Russian Ruble	BARC	EUR	88.00	Aug 2021	750,000	$11,053	$(12,793)
Euro versus Russian Ruble	GSI	EUR	84.00	Aug 2021	750,000	5,880	(8)
Pound Sterling versus Japanese Yen	MSI	GBP	146.50	Aug 2021	3,500,000	16,547	(2,218)
Pound Sterling versus Japanese Yen	MSI	GBP	146.50	Aug 2021	3,500,000	18,714	(2,218)
U.S. Dollar versus Norwegian Krone	CITI	USD	8.35	Nov 2021	2,000,000	9,357	(9,357)
						$61,551	$(26,594)
						$84,567	$(26,599)
* For this type of option, notional amounts are equivalent to number of contracts.

Derivatives Currency Abbreviations
AUD	Australian Dollar
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
USD	U.S. Dollar

Derivatives Abbreviations
BARC	Barclays Bank PLC
CITI	Citibank, N.A.
GSI	Goldman Sachs International
MSCS	Morgan Stanley Capital Services LLC
MSI	Morgan Stanley & Co. International PLC
OTC	Over-the-counter
RBC	Royal Bank of Canada
SCB	Standard Chartered Bank
TD	The Toronto-Dominion Bank
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND	15

UBS	UBS AG
At 7-31-21, the aggregate cost of investments for federal income tax purposes was $19,735,089. Net unrealized depreciation aggregated to $104,808, of which $73,731 related to gross unrealized appreciation and $178,539 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
16	JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-21

Assets
Unaffiliated investments, at value (Cost $19,926,659)	$19,711,374
Receivable for centrally cleared swaps	219,008
Unrealized appreciation on forward foreign currency contracts	33,348
Receivable for futures variation margin	671
Foreign currency, at value (Cost $257,061)	255,917
Collateral held at broker for futures contracts	518,007
Dividends and interest receivable	8,130
Receivable for fund shares sold	59,838
Receivable for investments sold	46,842
Other assets	3,664
Total assets	20,856,799
Liabilities
Unrealized depreciation on forward foreign currency contracts	38,832
Written options, at value (Premiums received $118,943)	56,360
Due to custodian	11,973
Payable for investments purchased	51,878
Payable to affiliates
Investment management fees	47,116
Accounting and legal services fees	736
Transfer agent fees	15
Trustees’ fees	26
Other liabilities and accrued expenses	185,587
Total liabilities	392,523
Net assets	$20,464,276
Net assets consist of
Paid-in capital	$20,950,171
Total distributable earnings (loss)	(485,895)
Net assets	$20,464,276

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($49,449 ÷ 6,458 shares)[1]	$7.66
Class I ($101,443 ÷ 13,083 shares)	$7.75
Class NAV ($20,313,384 ÷ 2,647,986 shares)	$7.67
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$8.06

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND	17

STATEMENT OF OPERATIONS For the year ended  7-31-21

Investment income
Interest	$21,728
Dividends	16,509
Total investment income	38,237
Expenses
Investment management fees	118,491
Distribution and service fees	12,778
Accounting and legal services fees	1,958
Transfer agent fees	10,127
Trustees’ fees	366
Custodian fees	38,171
Printing and postage	23,306
Professional fees	144,432
Other	26,876
Total expenses	376,505
Less expense reductions	(201,956)
Net expenses	174,549
Net investment loss	(136,312)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(226,032)
Affiliated investments	26,549
Futures contracts	(63,988)
Forward foreign currency contracts	(15,810)
Written options	358,732
Swap contracts	(4,876)
74,575
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(404,594)
Affiliated investments	(8,976)
Futures contracts	(5,756)
Forward foreign currency contracts	7,211
Written options	34,833
Swap contracts	(43,277)
(420,559)
Net realized and unrealized loss	(345,984)
Decrease in net assets from operations	$(482,296)
18	JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-21	Year ended 7-31-20
Increase (decrease) in net assets
From operations
Net investment income (loss)	$(136,312)	$4,956
Net realized gain	74,575	7,394
Change in net unrealized appreciation (depreciation)	(420,559)	164,072
Increase (decrease) in net assets resulting from operations	(482,296)	176,422
Distributions to shareholders
From earnings
Class A	(78,990)	(52,194)
Class I	(81,801)	(71,008)
Total distributions	(160,791)	(123,202)
From fund share transactions	10,787,409	25,670
Total increase	10,144,322	78,890
Net assets
Beginning of year	10,319,954	10,241,064
End of year	$20,464,276	$10,319,954
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND	19

Financial highlights
CLASS A SHARES Period ended	7-31-21	7-31-20	7-31-19	7-31-18	7-31-17
Per share operating performance
Net asset value, beginning of period	$8.00	$7.96	$10.13	$10.50	$10.09
Net investment income (loss)[1]	(0.02)	(0.01)	0.05	0.07	0.12
Net realized and unrealized gain (loss) on investments	(0.19)	0.13	0.01	(0.08)	0.45
Total from investment operations	(0.21)	0.12	0.06	(0.01)	0.57
Less distributions
From net investment income	—	(0.08)	—	(0.36)	(0.16)
From net realized gain	(0.13)	—	(2.23)	—	—
Total distributions	(0.13)	(0.08)	(2.23)	(0.36)	(0.16)
Net asset value, end of period	$7.66	$8.00	$7.96	$10.13	$10.50
Total return (%)[2,3]	(2.85)	1.17	1.23	(0.17)	5.74
Ratios and supplemental data
Net assets, end of period (in millions)	$—[4]	$5	$5	$5	$32
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	3.40	2.96	2.57	1.89	1.71
Expenses including reductions[5]	1.70	1.71	1.70	1.70	1.70
Net investment income (loss)	(1.26)	(0.11)	0.63	0.62	1.22
Portfolio turnover (%)	790[6,7]	542[7]	173[7]	171[7]	73

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Less than $500,000.
[5]	Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
[6]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
[7]	The calculation of portfolio turnover excludes amounts from all securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund.
20	JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	7-31-21	7-31-20	7-31-19	7-31-18	7-31-17
Per share operating performance
Net asset value, beginning of period	$8.08	$8.03	$10.18	$10.52	$10.12
Net investment income[1]	—[2]	0.02	0.08	0.05	0.16
Net realized and unrealized gain (loss) on investments	(0.20)	0.14	—[2]	—[2]	0.43
Total from investment operations	(0.20)	0.16	0.08	0.05	0.59
Less distributions
From net investment income	—	(0.11)	—	(0.39)	(0.19)
From net realized gain	(0.13)	—	(2.23)	—	—
Total distributions	(0.13)	(0.11)	(2.23)	(0.39)	(0.19)
Net asset value, end of period	$7.75	$8.08	$8.03	$10.18	$10.52
Total return (%)[3]	(2.58)	1.46	1.47	0.32	5.94
Ratios and supplemental data
Net assets, end of period (in millions)	$—[4]	$5	$5	$6	$10
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	3.10	2.66	2.28	1.59	1.40
Expenses including reductions[5]	1.40	1.40	1.39	1.39	1.39
Net investment income (loss)	(0.96)	0.20	0.93	0.66	1.53
Portfolio turnover (%)	790[6,7]	542[7]	173[7]	171[7]	73

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Less than $500,000.
[5]	Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
[6]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
[7]	The calculation of portfolio turnover excludes amounts from all securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND	21

CLASS NAV SHARES Period ended	7-31-21[1]
Per share operating performance
Net asset value, beginning of period	$7.86
Net investment loss[2]	(0.05)
Net realized and unrealized gain (loss) on investments	(0.14)
Total from investment operations	(0.19)
Net asset value, end of period	$7.67
Total return (%)[3]	(2.42)[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$20
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	2.98[6]
Expenses including reductions[5]	1.28[6]
Net investment loss	(1.28)[6]
Portfolio turnover (%)	790[7,8,9]

[1]	The inception date for Class NAV shares is 6-3-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
[6]	Annualized.
[7]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
[8]	The calculation of portfolio turnover excludes amounts from all securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund.
[9]	The portfolio turnover is shown for the period from 8-1-20 to 7-31-21.
22	JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Absolute Return Opportunities Fund (formerly John Hancock Diversified Strategies Fund) (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to achieve an absolute return.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Prior to June 1, 2021, the fund was known as John Hancock Diversified Strategies Fund and the investment objective of the fund was to seek long-term total return.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
ANNUAL REPORT | JOHN HANCOCK Absolute Return Opportunities Fund	23

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of July 31, 2021, by major security category or type:
	Total value at 7-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Foreign government obligations	$2,037,845	—	$2,037,845	—
Unaffiliated investment companies	923,680	$923,680	—	—
Purchased options	122,641	59,055	63,586	—
Short-term investments	16,627,208	304,390	16,322,818	—
Total investments in securities	$19,711,374	$1,287,125	$18,424,249	—
Derivatives:
Assets
Futures	$7,379	$7,379	—	—
Forward foreign currency contracts	33,348	—	$33,348	—
Liabilities
Futures	(26,628)	(26,628)	—	—
Forward foreign currency contracts	(38,832)	—	(38,832)	—
Written options	(56,360)	(29,761)	(26,599)	—
24	JOHN HANCOCK Absolute Return Opportunities Fund | ANNUAL REPORT

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2021 were $5,821.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
ANNUAL REPORT | JOHN HANCOCK Absolute Return Opportunities Fund	25

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, net capital losses of $304,203 that are a result of security transactions occurring after October 31, 2020, are treated as occurring on August 1, 2021, the first day of the fund’s next taxable year.
Qualified late year ordinary losses of $71,261 are treated as occurring on August 1, 2021, the first day of the fund’s next taxable year.
As of July 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended July 31, 2021 and 2020 was as follows:
	July 31, 2021	July 31, 2020
Ordinary income	$30,385	$123,202
Long-term capital gains	130,406	—
Total	$160,791	$123,202
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2021, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and derivative transactions.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible,
26	JOHN HANCOCK Absolute Return Opportunities Fund | ANNUAL REPORT

by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
ANNUAL REPORT | JOHN HANCOCK Absolute Return Opportunities Fund	27

During the year ended July 31, 2021, the fund used futures contracts to manage against changes in certain securities markets, gain exposure to securities markets and manage against changes in interest rates. The fund held futures contracts with USD notional values ranging $3.6 million to $15.7 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended July 31, 2021, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging $5.5 million to $22.6 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When the fund purchases an option, the premium paid is included in the Fund’s investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.
During the year ended July 31, 2021, the fund used purchased options contracts to manage against changes in foreign currency exchange rates, to gain exposure to foreign currencies, to manage against changes in certain securities markets and to gain exposure to certain securities markets. The fund held purchased options contracts with market values ranging $62,000 to $363,000, as measured at each quarter end.
During the year ended July 31, 2021, the fund wrote option contracts to manage against changes in foreign
28	JOHN HANCOCK Absolute Return Opportunities Fund | ANNUAL REPORT

currency exchange rates, to gain exposure to foreign currencies, to manage against changes in certain securities markets and to gain exposure to certain securities markets. The fund held written option contracts with market values ranging $31,000 to $180,000, as measured at each quarter end.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the year ended July 31, 2021, the fund used interest rate swap contracts to manage against changes in interest rates and to manage duration of the fund. The fund held interest rate swaps with total USD notional amounts ranging up to $22.0 million, as measured at each quarter end. There were no open interest rate swap contracts as of July 31, 2021.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at July 31, 2021 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$7,379	$(10,753)
Equity	Receivable/payable for futures variation margin[1]	Futures	—	(15,875)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	33,348	(38,832)
Currency	Unaffiliated investments, at value[2]	Purchased options	63,586	—
Equity	Unaffiliated investments, at value[2]	Purchased options	59,055	—
Currency	Written options, at value	Written options	—	(26,599)
Equity	Written options, at value	Written options	—	(29,761)
			$163,368	$(121,820)
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[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
[2]	Purchased options are included in Fund’s investments.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2021:
	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Interest rate	$(46,883)	$(43,707)	—	—	$(4,876)	$(95,466)
Currency	(377,929)	—	$(15,810)	$327,253	—	(66,486)
Equity	(53,850)	(20,281)	—	31,479	—	(42,652)
Total	$(478,662)	$(63,988)	$(15,810)	$358,732	$(4,876)	$(204,604)

[1]	Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2021:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Interest rate	—	$2,556	—	—	$(43,277)	$(40,721)
Currency	$(231,628)	—	$7,211	$15,751	—	(208,666)
Equity	(83,949)	(8,312)	—	19,082	—	(73,179)
Total	$(315,577)	$(5,756)	$7,211	$34,833	$(43,277)	$(322,566)

[1]	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
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Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.00% of the first $500 million of the fund’s average daily net assets and (b) 0.95% of the fund’s average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Effective June 1, 2021, the Advisor has voluntarily agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 1.27% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) borrowing expense, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. The Advisor may terminate this voluntary waiver at any time upon notice to the fund.
Prior to June 1, 2021, the Advisor voluntarily agreed to reduce its management fee or, if necessary, make payments to Class A and Class I shares, in an amount by which the expenses exceeded 1.70% and 1.39%, respectively, of average annual net assets. For purposes of this agreement, expenses mean all fund level and class specific operating expenses, excluding: (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) underlying fund expenses (acquired fund fees), (f) short dividend expense and (g) overdraft expense.
For the year ended July 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$72,772
Class I	75,671
Class	Expense reduction
Class NAV	$53,513
Total	$201,956

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2021, were equivalent to a net annual effective rate of 0.00% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended July 31,
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2021, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Prior to June 1, 2021, the Rule 12b-1 fee was 0.30%.
Sales charges. Class A shares may be subject to up-front sales charges. For the year ended July 31, 2021, no sales charges were assessed.
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2021, there were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended July 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$12,778	$4,964
Class I	—	5,163
Total	$12,778	$10,127
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
32	JOHN HANCOCK Absolute Return Opportunities Fund | ANNUAL REPORT

Note 6—Fund share transactions
Transactions in fund shares for the years ended July 31, 2021 and 2020 were as follows:
	Year Ended 7-31-21		Year Ended 7-31-20
	Shares	Amount	Shares	Amount
Class A shares
Distributions reinvested	9,999	$78,990	6,500	$52,194
Repurchased	(634,000)	(4,968,975)	—	—
Net increase (decrease)	(624,001)	$(4,889,985)	6,500	$52,194
Class I shares
Sold	4,244	$33,612	2,047	$16,908
Distributions reinvested	10,251	81,801	8,777	71,008
Repurchased	(654,305)	(5,189,388)	(14,076)	(114,440)
Net decrease	(639,810)	$(5,073,975)	(3,252)	$(26,524)
Class NAV shares[1]
Sold	2,656,949	$20,821,022	—	—
Repurchased	(8,963)	(69,653)	—	—
Net increase	2,647,986	$20,751,369	—	—
Total net increase	1,384,175	$10,787,409	3,248	$25,670

[1]	The inception date for Class NAV shares is 6-3-21.
Affiliates of the fund owned 100% of shares of Class A, Class I and Class NAV on July 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. treasury obligations, amounted to $10,079,158 and $9,187,599, respectively, for the year ended July 31, 2021. Purchases and sales of U.S. Treasury obligations aggregated $0 and $2,118,464, respectively, for the year ended July 31, 2021.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At July 31, 2021, funds within the John Hancock group of funds complex held 99.2% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Alternative Asset Allocation	99.2%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. The fund does not invest in the affiliated underlying fund for the purpose of exercising management or control; however, the fund’s investment may represent a significant portion of the underlying fund’s net assets. At July 31, 2021, the
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fund did not hold 5% or more of the net assets of the affiliated underlying fund.
Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Asia Pacific Total Return Bond	—	$292,601	—	$(310,174)	$26,549	$(8,976)	—	—	—
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 11—Subsequent Events
On September 23, 2021, the Board of Trustees approved the closing and liquidation of the fund. Liquidation will occur on or about October 29, 2021.
34	JOHN HANCOCK Absolute Return Opportunities Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Absolute Return Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Absolute Return Opportunities Fund (the "Fund") as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 24, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund paid $130,406 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
36	JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND | ANNUAL REPORT

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees
This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Absolute Return Opportunities Fund (the fund, formerly known as the John Hancock Diversified Strategies Fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting ﬁrm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to afﬁliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and proﬁtability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the afﬁliation of the Subadvisor with the Advisor, noting any potential conﬂicts of interest. The Board also considered the nature, quality, and extent of

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
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non-advisory services, if any, to be provided to the fund by the Advisor’s afﬁliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Ofﬁcer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the signiﬁcant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualiﬁcations and skills of the Advisor’s personnel;
38	JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND | ANNUAL REPORT

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the ﬁnancial condition of the Advisor and whether it has the ﬁnancial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the beneﬁt to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group median, for the one-, three- and ﬁve-year periods ended December 31, 2020. The Board took into account management’s discussion of the factors that contributed to the Trust’s performance for the benchmark index and peer group median for the one-, three- and five-year periods, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board took into account the fact that effective June 1, 2021, the fund changed its principal investment strategy and that, as a result, the fund’s performance reflects that of the fund’s previous strategy. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader
ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND	39

group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.
The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory afﬁliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the proﬁts to be realized by the Advisor and its afﬁliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed ﬁnancial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net proﬁtability to the Advisor and its afﬁliates with respect to the fund;
(c)	received and reviewed proﬁtability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the proﬁtability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are afﬁliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax beneﬁts, which are not available to participants in qualiﬁed retirement plans under applicable income tax law, are reﬂected in the proﬁtability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that afﬁliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an afﬁliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect beneﬁts from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
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(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of proﬁts in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of proﬁtability, if any, of the Advisor and its afﬁliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reﬂected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to beneﬁt from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as
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appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the proﬁtability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conﬂicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect beneﬁts that the Subadvisor and its afﬁliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational beneﬁts.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund’s principal investment strategy changed effective June 1, 2021 and the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reﬂected as breakpoints in the advisory fees for the fund in order to permit shareholders to beneﬁt from economies of scale if the fund grows.
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***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Absolute Return Opportunities Fund , (formerly John Hancock Diversified Strategies Fund) subject to the oversight of the Board. The Board reviewed the operation of the LRMP with respect to the Fund at a time when the Fund operated in accordance with a different investment strategy and under a different name. Notwithstanding the change in the Fund’s investment strategy and name, the Committee and Board continue to believe that the Fund’s investment strategy is appropriate for an open-end structure, and that the LRMP is effective at managing the liquidity risk of the Fund. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
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•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND	45

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	192
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	192
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	192
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	192
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	192
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	192
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	192
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	192
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	192
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	192
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	192
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	192
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
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Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
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More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Christopher Fellingham
Andrew Graham
Mark Holden, CFA
David J. Rule, CFA, FRM
Nathan Thooft, CFA
Christopher Walsh, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
50	JOHN HANCOCK ABSOLUTE RETURN OPPORTUNITIES FUND | ANNUAL REPORT

John Hancock family of funds
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Global Equity
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Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Absolute Return Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
392A 7/21
9/2021

Annual report
John Hancock
Short Duration Credit Opportunities Fund
Fixed income
July 31, 2021

A message to shareholders
Dear shareholder,
While equities delivered strong gains during the 12 months ended July 31, 2021, bond market performance was mixed. Interest-rate-sensitive segments of the bond market—particularly longer-term U.S. Treasuries—came under pressure from rising inflation and concerns that the U.S. Federal Reserve could begin to raise interest rates by the end of the year. Credit-oriented fixed-income investments, primarily high-yield bonds, posted stronger results thanks to improving corporate balance sheets and investors’ heightened demand for yield.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Short Duration Credit Opportunities Fund

2	Your fund at a glance
5	Manager’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
44	Financial statements
48	Financial highlights
53	Notes to financial statements
69	Report of independent registered public accounting firm
70	Tax information
71	Continuation of investment advisory and subadvisory agreements
78	Statement regarding liquidity risk management
80	Trustees and Officers
84	More information
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks to maximize total return, which consists of income on its investments and capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/2021 (%)

The Bloomberg 1–5 Year U.S. Credit Index, formerly known as Bloomberg Barclays 1-5 Year U.S. Credit Index, tracks investment-grade corporate and international U.S. dollar-denominated bonds with maturities of 1 to 5 years.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The global fixed-income markets produced positive performance
Credit-oriented investments, which benefited from the backdrop of improving economic growth, led the way higher.
The fund outperformed its benchmark
Asset allocation—specifically, a sizable overweight in the credit sectors—was the primary driver of the fund’s positive results.
Industry and security selection also contributed
Selection in securitized assets was particularly helpful.
PORTFOLIO COMPOSITION AS OF 7/31/2021 (% of net assets)

QUALITY COMPOSITION AS OF 7/31/2021 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	3

Ratings are from Moody’s Investors Service, Inc. If not available, we have used Standard & Poor’s Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. “Not rated” securities are those with no ratings available from these agencies. All ratings are as of 7-31-21 and do not reflect subsequent downgrades or upgrades, if any.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT

Manager’s discussion of fund performance
Can you describe investment conditions during the 12 months ended July 31, 2021?
Financial market performance was helped by optimism regarding COVID-19 vaccines, the accommodative monetary policies of global central banks, and a notable rebound in consumer spending from its pandemic-driven lows. These conditions fostered accelerating economic growth, fueling strong returns for credit-oriented investments. Generally speaking, higher-yielding and lower-quality debt, which had been most adversely affected in the virus-induced sell-off of early 2020, delivered the best performance in the subsequent recovery.
What elements of the fund’s positioning helped and hurt results?
The fund outperformed its benchmark by a comfortable margin. The relative strength was driven by a combination of asset allocation and favorable industry, country, and security selection. Looking first at allocation, the fund benefited from its overweight exposure to credit risk. Allocations to senior loans, high-yield bonds, and dollar-denominated emerging-market debt (none of which are represented in the benchmark) were the largest contributors to relative performance. Of the out-of-benchmark categories in which the fund was invested, its allocation to securitized assets—which lagged the index by a narrow margin—was the only detractor.
Industry and security selection was positive across all sectors. The majority of the outperformance occurred in the securitized category, where the fund benefited from its positions in commercial mortgage-backed securities (CMBS) that recovered from their previously depressed levels. We used this sell-off as an opportunity to
COUNTRY COMPOSITION AS OF 7/31/2021 (% of net assets)
United States	74.1
United Kingdom	1.6
Mexico	1.4
Luxembourg	1.3
France	1.3
Canada	1.2
Indonesia	1.1
Other countries	18.0
TOTAL	100.0
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	5

increase the fund’s allocation to this area, allowing it to capture the subsequent rally as the economy reopened. Selection also added value in the emerging markets, where country overweights in Venezuela, Mexico, and Ecuador helped results, and in investment-grade corporates, particularly in the banking and consumer cyclical segments.
We often achieve our desired positioning through the use of futures rather than cash bonds since futures can offer a more efficient way to achieve market exposure.
The fund’s duration positioning detracted from performance. The fund’s duration (interest-rate sensitivity) was below that of the benchmark in the span from March to July, which hurt results given that yields fell in this time.
What were some key elements of the fund’s positioning?
The fund began the period with an overweight in the higher-risk, higher-yielding segments of the credit sectors, and we increased the extent of the overweight as the period progressed. The most notable additions occurred in high-yield bonds and senior loans. These shifts reflected our confidence that the U.S. economy would rebound strongly given the extraordinary support from both fiscal and monetary policy. Our positioning in the emerging markets changed considerably over the course of the year. We initially increased the weighting in the second of half of 2020, but we later reduced it to a lower level than where it stood at the beginning of the period. This decision was a function our belief that the emerging economies, where vaccination rates are lower, are more vulnerable to the Delta variant of COVID-19 than the developed world.
MANAGED BY

The Short Duration Credit
Opportunities Fund is managed by a
team that broadly manages across
global fixed-income markets at Stone
Harbor Investment Partners LP.
The views expressed in this report are exclusively those of the portfolio management team at Stone Harbor Investment Partners LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized†
	1-year	5-year	10-year	5-year	10-year	as of 7-31-21	as of 7-31-21
Class A	2.81	3.05	2.55	16.19	28.60	2.26	2.25
Class C1	3.68	2.87	2.30	15.22	25.52	1.63	1.62
Class I2	5.73	3.90	3.13	21.11	36.07	2.62	2.61
Class R6[1,2]	5.84	4.02	3.09	21.76	35.55	2.73	2.72
Class NAV[2]	5.96	4.04	3.28	21.92	38.11	2.71	2.70
Index††	1.45	2.93	2.73	15.51	30.92	—	—
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 2.5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 2.5% effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.23	1.93	0.93	0.82	0.81
Net (%)	1.22	1.92	0.92	0.81	0.80
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
†† Index is the Bloomberg 1-5 Year U.S. Credit Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Short Duration Credit Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Bloomberg 1-5 Year U.S. Credit Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	7-31-11	12,552	12,552	13,092
Class I2	7-31-11	13,607	13,607	13,092
Class R6[1,2]	7-31-11	13,555	13,555	13,092
Class NAV[2]	7-31-11	13,811	13,811	13,092
The values shown in the chart for “Class A with maximum sales charge” have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 2.5%, which became effective on 2-3-14.
The Bloomberg 1–5 Year U.S. Credit Index, formerly known as Bloomberg Barclays 1-5 Year U.S. Credit Index, tracks investment-grade corporate and international U.S. dollar-denominated bonds with maturities of 1 to 5 years.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class C and Class R6 shares were first offered on 6-27-14 and 3-27-15, respectively. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2021, with the same investment held until July 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on February 1, 2021, with the same investment held until July 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2021	Ending value on 7-31-2021	Expenses paid during period ended 7-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,011.40	$7.73	1.55%
	Hypothetical example	1,000.00	1,017.10	7.75	1.55%
Class C	Actual expenses/actual returns	1,000.00	1,007.90	11.20	2.25%
	Hypothetical example	1,000.00	1,013.60	11.23	2.25%
Class I	Actual expenses/actual returns	1,000.00	1,012.90	6.29	1.26%
	Hypothetical example	1,000.00	1,018.50	6.31	1.26%
Class R6	Actual expenses/actual returns	1,000.00	1,013.40	5.59	1.12%
	Hypothetical example	1,000.00	1,019.20	5.61	1.12%
Class NAV	Actual expenses/actual returns	1,000.00	1,013.50	4.19	0.84%
	Hypothetical example	1,000.00	1,020.60	4.21	0.84%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
10	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT

Fund’s investments
AS OF 7-31-21
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 1.1%				$1,681,996
(Cost $1,666,474)
U.S. Government Agency 1.1%				1,681,996
Federal National Mortgage Association 30 Yr Pass Thru (A)	2.500	TBA	1,500,000	1,562,637
Government National Mortgage Association
30 Yr Pass Thru	4.500	01-15-40	68,364	77,366

30 Yr Pass Thru	6.000	08-15-35	35,953	41,993
Foreign government obligations 12.9%				$20,195,287
(Cost $21,248,237)
Angola 0.3%				418,089
Republic of Angola
Bond (6 month LIBOR + 7.500%) (B)	7.760	07-01-23	344,923	338,025
Bond (C)	9.125	11-26-49	78,000	80,064
Argentina 0.4%				612,939
Republic of Argentina
Bond (0.500% to 7-9-23, then 0.750% to 7-9-27, then 1.750% thereafter)	0.500	07-09-30	711,423	258,602
Bond (1.125% to 7-9-22, then 1.500% to 7-9-23, then 3.625% to 7-9-24, then 4.125% to 7-9-27, then 4.750% to 7-9-28, then 5.000% thereafter)	1.125	07-09-35	714,000	230,272
Bond (2.000% to 7-9-22, then 3.875% to 7-9-23, then 4.250% to 7-9-24, then 5.000% thereafter)	2.000	01-09-38	313,295	124,065
Armenia 0.0%				50,318
Republic of Armenia
Bond (C)	3.600	02-02-31	53,000	50,318
Bahamas 0.0%				48,277
Commonwealth of Bahamas
Bond (C)	8.950	10-15-32	44,000	48,277
Bahrain 0.3%				446,829
Kingdom of Bahrain
Bond (C)	5.450	09-16-32	41,000	40,125
Bond	6.000	09-19-44	207,000	193,671
Bond (C)	6.750	09-20-29	41,000	44,452
Bond (C)	7.000	10-12-28	152,000	168,581
Belarus 0.2%				355,625
Republic of Belarus
Bond (C)	6.378	02-24-31	292,000	257,953
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	11

	Rate (%)	Maturity date		Par value^	Value
Belarus (continued)
Bond (C)	7.625	06-29-27		100,000	$97,672
Benin 0.1%					111,512
Republic of Benin
Bond (C)	4.875	01-19-32	EUR	95,000	111,512
Brazil 0.7%					1,100,877
Brazil Minas SPE
Bond (C)	5.333	02-15-28		83,300	89,861
Federative Republic of Brazil
Bill (D)	6.197	01-01-22	BRL	1,250,000	233,910
Bill (D)	7.243	07-01-22	BRL	130,000	23,388
Bond	3.875	06-12-30		230,000	232,236
Bond	4.625	01-13-28		30,000	32,550
Bond	5.625	02-21-47		21,000	22,649
Note	10.000	01-01-23	BRL	860,000	170,833
Note	10.000	01-01-25	BRL	150,000	30,060
Note	10.000	01-01-29	BRL	620,000	124,280
Note	10.000	01-01-31	BRL	710,000	141,110
Chile 0.1%					174,855
Republic of Chile
Bond	3.500	01-25-50		35,000	36,914
Bond	4.500	03-01-26	CLP	60,000,000	83,254
Bond (C)	4.700	09-01-30	CLP	40,000,000	54,687
China 0.3%					523,873
People’s Republic of China
Bond	1.990	04-09-25	CNY	1,810,000	273,452
Bond	3.130	11-21-29	CNY	490,000	76,980
Bond	3.190	04-11-24	CNY	1,100,000	173,441
Colombia 0.9%					1,435,876
Republic of Colombia
Bond	3.000	01-30-30		51,000	49,999
Bond	3.125	04-15-31		196,000	192,062
Bond	3.250	04-22-32		89,000	87,016
Bond	3.875	04-25-27		79,000	83,564
Bond	4.000	02-26-24		145,000	152,017
Bond	5.000	06-15-45		223,000	233,142
Bond	9.750	07-26-28	COP	427,000,000	120,591
Bond	9.850	06-28-27	COP	1,690,000,000	517,485
Costa Rica 0.1%					136,835
Republic of Costa Rica
Bond	6.125	02-19-31		24,000	25,560
Bond	7.158	03-12-45		105,000	111,275
12	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Czech Republic 0.2%					$313,044
Czech Republic
Bond	0.250	02-10-27	CZK	920,000	39,735
Bond	1.000	06-26-26	CZK	3,380,000	152,876
Bond	4.200	12-04-36	CZK	1,980,000	120,433
Dominican Republic 0.3%					505,936
Government of Dominican Republic
Bond (C)	4.500	01-30-30		19,000	17,979
Bond (C)	5.875	01-30-60		53,000	53,478
Bond	5.950	01-25-27		73,000	82,016
Bond	6.500	02-15-48		208,000	228,022
Bond (C)	7.450	04-30-44		102,000	124,441
Ecuador 0.2%					302,733
Republic of Ecuador
Bond (0.500% to 7-31-21, then 5.000% to 7-31-22, then 5.500% to 7-31-23, then 6.000% to 7-31-24, then 6.900% thereafter) (C)	0.500	07-31-30		60,000	52,351
Bond (0.500% to 7-31-21, then 1.000% to 7-31-22, then 2.500% to 7-31-23, then 3.500% to 7-31-24, then 5.500% to 7-31-25, then 6.900% thereafter) (C)	0.500	07-31-35		223,569	154,824
Bond (0.500% to 7-31-21, then 0.500% to 7-31-22, then 1.500% to 7-31-23, then 2.500% to 7-31-24, then 5.000% to 7-31-26, then 5.500% to 7-31-27, then 6.000% to 7-31-28, then 6.500% to 7-31-29, then 6.900% thereafter) (C)	0.500	07-31-40		62,000	38,131
Bond (C)(D)	6.714	07-31-30		103,938	57,427
Egypt 0.4%					634,359
Arab Republic of Egypt
Bond (C)	7.625	05-29-32		315,000	332,268
Bond (C)	7.903	02-21-48		49,000	47,775
Bond	7.903	02-21-48		200,000	195,000
Bond	13.765	01-05-24	EGP	947,000	59,316
El Salvador 0.2%					264,152
Republic of El Salvador
Bond	5.875	01-30-25		20,000	17,910
Bond (C)	5.875	01-30-25		7,000	6,269
Bond (C)	6.375	01-18-27		7,000	6,090
Bond	6.375	01-18-27		50,000	43,501
Bond (C)	7.625	02-01-41		63,000	52,606
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	13

	Rate (%)	Maturity date		Par value^	Value
El Salvador (continued)
Bond (C)	7.650	06-15-35		33,000	$28,875
Bond	8.250	04-10-32		120,000	108,901
Ethiopia 0.0%					22,211
Federal Democratic Republic of Ethiopia
Bond (C)	6.625	12-11-24		25,000	22,211
Gabon 0.0%					48,086
Republic of Gabon
Bond (C)	6.625	02-06-31		48,000	48,086
Ghana 0.3%					389,755
Republic of Ghana
Bond	7.625	05-16-29		391,000	389,755
Guatemala 0.1%					84,846
Republic of Guatemala
Bond	6.125	06-01-50		71,000	84,846
Honduras 0.0%					54,275
Republic of Honduras
Bond (C)	5.625	06-24-30		52,000	54,275
Indonesia 0.7%					1,116,136
Republic of Indonesia
Bond (C)	5.250	01-08-47		52,000	66,728
Bond	6.500	02-15-31	IDR	200,000,000	14,041
Bond	7.500	05-15-38	IDR	4,250,000,000	307,374
Bond	8.375	03-15-24	IDR	240,000,000	18,216
Bond	8.375	09-15-26	IDR	7,680,000,000	602,988
Bond	8.375	03-15-34	IDR	60,000,000	4,677
Bond	9.000	03-15-29	IDR	1,260,000,000	102,112
Iraq 0.1%					201,902
Republic of Iraq
Bond (C)	6.752	03-09-23		199,000	201,902
Jordan 0.1%					161,366
The Hashemite Kingdom of Jordan
Bond (C)	5.850	07-07-30		156,000	161,366
Kenya 0.1%					171,648
Republic of Kenya
Bond (C)	8.000	05-22-32		152,000	171,648
Lebanon 0.1%					132,123
Republic of Lebanon
Bond (E)	6.000	01-27-23		313,000	37,260
Bond (E)	6.650	04-22-24		475,000	57,000
Bond (E)	8.250	04-12-21		315,000	37,863
14	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Malaysia 0.3%					$388,926
Government of Malaysia
Bond	2.632	04-15-31	MYR	130,000	29,430
Bond	3.733	06-15-28	MYR	820,000	202,881
Bond	3.885	08-15-29	MYR	10,000	2,486
Bond	3.906	07-15-26	MYR	430,000	107,532
Bond	4.498	04-15-30	MYR	180,000	46,597
Mexico 0.8%					1,211,708
Government of Mexico
Bond	3.750	04-19-71		242,000	223,262
Bond	4.750	03-08-44		76,000	84,343
Bond	6.050	01-11-40		52,000	65,576
Bond	7.750	11-13-42	MXN	2,250,000	114,868
Bond	8.000	12-07-23	MXN	1,240,000	65,135
Bond	8.000	09-05-24	MXN	8,130,000	428,982
Bond	10.000	11-20-36	MXN	3,660,000	229,542
Nigeria 0.3%					395,990
Africa Finance Corp.
Bond (C)	2.875	04-28-28		145,000	145,725
Federal Republic of Nigeria
Bond (C)	6.500	11-28-27		32,000	33,957
Bond (C)	7.143	02-23-30		206,000	216,308
Oman 0.3%					455,170
Sultanate of Oman
Bond (C)	6.000	08-01-29		58,000	61,717
Bond (C)	6.250	01-25-31		208,000	224,595
Bond (C)	6.750	01-17-48		21,000	21,210
Bond (C)	7.000	01-25-51		143,000	147,648
Pakistan 0.1%					193,200
Republic of Pakistan
Bond (C)	6.000	04-08-26		192,000	193,200
Panama 0.0%					63,729
Republic of Panama
Bond	4.500	04-16-50		56,000	63,729
Peru 0.1%					131,275
Republic of Peru
Bond	5.350	08-12-40	PEN	60,000	11,580
Bond	5.400	08-12-34	PEN	310,000	64,831
Bond	6.150	08-12-32	PEN	230,000	54,864
Philippines 0.1%					201,364
Republic of the Philippines
Bond	5.000	01-13-37		160,000	201,364
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	15

	Rate (%)	Maturity date		Par value^	Value
Poland 0.5%					$697,443
Republic of Poland
Bond	0.750	04-25-25	PLN	340,000	88,454
Bond	2.500	01-25-23	PLN	1,620,000	434,593
Bond	2.750	04-25-28	PLN	100,000	28,498
Bond	2.750	10-25-29	PLN	510,000	145,898
Qatar 0.3%					415,659
State of Qatar
Bond (C)	3.750	04-16-30		29,000	32,979
Bond (C)	4.000	03-14-29		69,000	79,609
Bond (C)	4.400	04-16-50		75,000	92,476
Bond (C)	5.103	04-23-48		68,000	91,120
Bond (C)	6.400	01-20-40		81,000	119,475
Romania 0.3%					513,902
Republic of Romania
Bond (C)	3.375	01-28-50	EUR	103,000	127,966
Bond (C)	3.624	05-26-30	EUR	88,000	120,351
Bond	3.650	09-24-31	RON	200,000	47,768
Bond	5.000	02-12-29	RON	820,000	217,817
Russia 0.8%					1,294,575
Government of Russia
Bond	4.375	03-21-29		200,000	226,698
Bond	5.250	06-23-47		200,000	254,000
Bond	7.000	08-16-23	RUB	2,340,000	32,197
Bond	7.050	01-19-28	RUB	10,850,000	150,937
Bond	7.400	12-07-22	RUB	16,550,000	228,395
Bond	7.600	07-20-22	RUB	990,000	13,677
Bond	7.700	03-23-33	RUB	19,500,000	285,495
Bond	7.700	03-16-39	RUB	7,000,000	103,176
Saudi Arabia 0.4%					648,839
Kingdom of Saudi Arabia
Bond (C)	2.250	02-02-33		340,000	333,679
Bond (C)	4.375	04-16-29		29,000	33,668
Bond (C)	4.500	10-26-46		133,000	156,093
Bond (C)	4.625	10-04-47		29,000	34,679
Bond (C)	5.250	01-16-50		69,000	90,720
South Africa 0.6%					940,101
Republic of South Africa
Bond	5.000	10-12-46		55,000	51,884
Bond	6.250	03-31-36	ZAR	2,130,000	102,542
Bond	6.300	06-22-48		78,000	84,825
Bond	6.500	02-28-41	ZAR	240,000	10,904
Bond	8.500	01-31-37	ZAR	9,160,000	534,025
Bond	10.500	12-21-26	ZAR	2,010,000	155,921
16	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Sri Lanka 0.1%					$209,768
Republic of Sri Lanka
Bond (C)	6.750	04-18-28		107,000	65,419
Bond	7.550	03-28-30		236,000	144,349
Thailand 0.2%					310,768
Kingdom of Thailand
Bond	1.585	12-17-35	THB	4,800,000	140,110
Bond	2.000	12-17-31	THB	570,000	18,050
Bond	3.775	06-25-32	THB	4,160,000	152,608
Trinidad and Tobago 0.1%					108,795
Republic of Trinidad and Tobago
Bond	4.500	08-04-26		103,000	108,795
Tunisia 0.1%					185,678
Banque Centrale de Tunisie
Bond (C)	5.750	01-30-25		101,000	85,374
Bond	6.375	07-15-26	EUR	100,000	100,304
Turkey 0.6%					848,277
Republic of Turkey
Bond	4.750	01-26-26		141,000	139,249
Bond	5.750	03-22-24		150,000	155,820
Bond	5.750	05-11-47		158,000	136,480
Bond	6.250	09-26-22		153,000	158,934
Bond	6.350	08-10-24		90,000	94,632
Bond	10.500	08-11-27	TRY	780,000	69,891
Bond	10.600	02-11-26	TRY	180,000	17,005
Bond	11.000	03-02-22	TRY	668,000	76,266
Ukraine 0.2%					311,936
Republic of Ukraine
Bond (C)	6.876	05-21-29		40,000	41,248
Bond (C)	7.750	09-01-25		155,000	168,330
Bond (C)	8.994	02-01-24		93,000	102,358
United Arab Emirates 0.1%					205,101
Abu Dhabi Government
Bond (C)	4.125	10-11-47		87,000	104,528
Finance Department Government of Sharjah
Bond (C)	4.000	07-28-50		111,000	100,573
Uruguay 0.2%					247,514
Republic of Uruguay
Bond	4.975	04-20-55		151,000	194,847
Bond (C)	8.500	03-15-28	UYU	700,000	16,604
Bond	9.875	06-20-22	UYU	1,540,000	36,063
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	17

	Rate (%)	Maturity date	Par value^	Value
Uzbekistan 0.0%				$66,715
Republic of Uzbekistan
Bond (C)	3.900	10-19-31	67,000	66,715
Venezuela 0.1%				140,835
Republic of Venezuela
Bond (E)	7.750	10-13-19	1,374,000	140,835
Zambia 0.1%				189,542
Republic of Zambia
Bond	5.375	09-20-22	200,000	127,598

Bond (C)	8.970	07-30-27	96,000	61,944
Corporate bonds 38.2%				$59,573,431
(Cost $58,405,306)
Communication services 4.1%				6,395,287
Diversified telecommunication services 1.2%
AT&T, Inc.	2.250	02-01-32	700,000	697,903
AT&T, Inc. (C)	3.650	09-15-59	175,000	180,632
Axtel SAB de CV (C)	6.375	11-14-24	124,000	128,496
C&W Senior Financing DAC (C)	7.500	10-15-26	49,000	51,197
Consolidated Communications, Inc. (C)	6.500	10-01-28	138,000	149,003
Intelsat Jackson Holdings SA (E)	5.500	08-01-23	112,000	61,320
Network i2i, Ltd. (5.650% to 1-15-25, then 5 Year CMT + 4.277%) (C)(F)	5.650	01-15-25	38,000	39,853
Verizon Communications, Inc.	3.000	11-20-60	500,000	483,767
Entertainment 0.6%
Automatic Data Processing, Inc.	1.700	05-15-28	300,000	306,496
Electronic Arts, Inc.	2.950	02-15-51	450,000	449,264
Netflix, Inc.	4.875	04-15-28	116,000	135,556
Netflix, Inc. (C)	4.875	06-15-30	39,000	46,986
Media 1.9%
Altice France Holding SA (C)	6.000	02-15-28	75,000	73,969
Altice France SA (C)	5.125	07-15-29	149,000	150,104
CCO Holdings LLC (C)	4.500	08-15-30	78,000	81,900
CCO Holdings LLC (C)	5.375	06-01-29	82,000	89,249
Charter Communications Operating LLC	6.484	10-23-45	325,000	457,196
Clear Channel Outdoor Holdings, Inc. (C)	7.500	06-01-29	126,000	130,796
Comcast Corp.	3.969	11-01-47	375,000	446,069
CSC Holdings LLC (C)	5.000	11-15-31	42,000	42,279
CSC Holdings LLC (C)	7.500	04-01-28	331,000	361,004
DISH DBS Corp. (C)	5.125	06-01-29	92,000	91,200
DISH DBS Corp.	7.375	07-01-28	64,000	69,243
DISH DBS Corp.	7.750	07-01-26	20,000	22,825
Nexstar Media, Inc. (C)	4.750	11-01-28	32,000	33,000
Sirius XM Radio, Inc. (C)	5.000	08-01-27	66,000	68,970
18	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media (continued)
TEGNA, Inc.	4.625	03-15-28	114,000	$117,420
Terrier Media Buyer, Inc. (C)	8.875	12-15-27	139,000	148,633
The Interpublic Group of Companies, Inc.	4.650	10-01-28	375,000	444,966
Univision Communications, Inc. (C)	4.500	05-01-29	57,000	57,139
Univision Communications, Inc. (C)	6.625	06-01-27	113,000	121,510
Wireless telecommunication services 0.4%
Digicel International Finance, Ltd. (C)	8.750	05-25-24	38,000	39,520
Digicel International Finance, Ltd. (C)	8.750	05-25-24	32,000	33,280
Sprint Capital Corp.	8.750	03-15-32	74,000	114,062
T-Mobile USA, Inc.	3.875	04-15-30	200,000	225,818
T-Mobile USA, Inc.	4.500	04-15-50	200,000	244,662
Consumer discretionary 3.5%				5,409,169
Auto components 0.1%
Iochpe-Maxion Austria GmbH (C)	5.000	05-07-28	42,000	42,756
LCM Investments Holdings II LLC (C)	4.875	05-01-29	17,000	17,397
The Goodyear Tire & Rubber Company (C)	5.000	07-15-29	22,000	23,143
The Goodyear Tire & Rubber Company (C)	5.250	07-15-31	22,000	23,210
Uzauto Motors AJ (C)	4.850	05-04-26	47,000	47,102
Automobiles 1.2%
Ford Motor Company	8.500	04-21-23	88,000	97,700
Ford Motor Credit Company LLC	3.375	11-13-25	79,000	82,475
Ford Motor Credit Company LLC	4.125	08-17-27	46,000	49,220
Ford Motor Credit Company LLC	4.271	01-09-27	400,000	430,880
Ford Motor Credit Company LLC	5.113	05-03-29	259,000	293,250
Ford Motor Credit Company LLC	5.125	06-16-25	69,000	75,986
General Motors Financial Company, Inc.	4.350	01-17-27	375,000	424,760
Hyundai Capital America (C)	1.300	01-08-26	200,000	198,850
Hyundai Capital America (C)	3.250	09-20-22	200,000	205,633
Diversified consumer services 0.1%
WW International, Inc. (C)	4.500	04-15-29	129,000	130,770
Hotels, restaurants and leisure 1.8%
Boyne USA, Inc. (C)	4.750	05-15-29	24,000	24,750
Carnival Corp. (C)	7.625	03-01-26	112,000	118,300
Churchill Downs, Inc. (C)	4.750	01-15-28	83,000	86,009
Churchill Downs, Inc. (C)	5.500	04-01-27	88,000	91,501
Everi Holdings, Inc. (C)	5.000	07-15-29	14,000	14,315
Expedia Group, Inc.	3.250	02-15-30	425,000	446,080
International Game Technology PLC (C)	6.250	01-15-27	96,000	108,912
Marriott International, Inc.	2.850	04-15-31	400,000	409,662
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	19

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Marriott International, Inc.	5.750	05-01-25	225,000	$259,630
Marriott Ownership Resorts, Inc. (C)	4.500	06-15-29	26,000	26,163
NCL Corp., Ltd. (C)	3.625	12-15-24	63,000	59,929
NCL Corp., Ltd. (C)	5.875	03-15-26	65,000	65,488
NCL Finance, Ltd. (C)	6.125	03-15-28	134,000	135,340
New Red Finance, Inc. (C)	3.875	01-15-28	124,000	125,060
Penn National Gaming, Inc. (C)	4.125	07-01-29	43,000	42,396
Sands China, Ltd.	4.600	08-08-23	400,000	423,688
Scientific Games International, Inc. (C)	7.250	11-15-29	39,000	43,734
Scientific Games International, Inc. (C)	8.250	03-15-26	128,000	135,841
Station Casinos LLC (C)	5.000	10-01-25	39,000	39,439
Wynn Resorts Finance LLC (C)	5.125	10-01-29	74,000	76,938
Household durables 0.1%
KB Home	4.800	11-15-29	54,000	58,860
Tri Pointe Homes, Inc.	5.700	06-15-28	51,000	56,486
Weekley Homes LLC (C)	4.875	09-15-28	74,000	76,529
Specialty retail 0.2%
Ambience Merger Sub, Inc. (C)	4.875	07-15-28	105,000	105,394
PetSmart, Inc. (C)	4.750	02-15-28	30,000	31,149
PetSmart, Inc. (C)	7.750	02-15-29	54,000	59,199
Specialty Building Products Holdings LLC (C)	6.375	09-30-26	138,000	145,245
Consumer staples 1.4%				2,211,525
Beverages 0.1%
Triton Water Holdings, Inc. (C)	6.250	04-01-29	99,000	99,124
Food and staples retailing 0.5%
Albertsons Companies, Inc. (C)	3.500	03-15-29	26,000	26,260
Albertsons Companies, Inc. (C)	4.875	02-15-30	79,000	85,518
Albertsons Companies, Inc. (C)	5.875	02-15-28	38,000	40,660
Ingles Markets, Inc. (C)	4.000	06-15-31	28,000	28,161
Sysco Corp.	2.400	02-15-30	200,000	207,531
Walgreens Boots Alliance, Inc.	3.200	04-15-30	400,000	434,948
Food products 0.6%
Chobani LLC (C)	7.500	04-15-25	86,000	89,629
Conagra Brands, Inc.	1.375	11-01-27	425,000	417,651
JBS USA LUX SA (C)	6.500	04-15-29	146,000	163,521
Minerva Luxembourg SA (C)	4.375	03-18-31	101,000	99,233
Pilgrim’s Pride Corp. (C)	5.875	09-30-27	58,000	62,061
Post Holdings, Inc. (C)	4.625	04-15-30	54,000	55,013
Household products 0.1%
Kronos Acquisition Holdings, Inc. (C)	5.000	12-31-26	51,000	51,714
20	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Household products (continued)
Kronos Acquisition Holdings, Inc. (C)	7.000	12-31-27	132,000	$129,001
Tobacco 0.1%
Altria Group, Inc.	2.450	02-04-32	225,000	221,500
Energy 6.9%				10,784,807
Energy equipment and services 0.2%
Archrock Partners LP (C)	6.250	04-01-28	115,000	117,326
ChampionX Corp.	6.375	05-01-26	44,000	45,695
Kallpa Generacion SA (C)	4.125	08-16-27	57,000	58,140
Precision Drilling Corp. (C)	6.875	01-15-29	94,000	96,585
Oil, gas and consumable fuels 6.7%
AI Candelaria Spain SLU (C)	7.500	12-15-28	86,000	95,675
Antero Midstream Partners LP (C)	5.750	03-01-27	61,000	62,830
Antero Midstream Partners LP (C)	5.750	01-15-28	82,000	85,690
Antero Resources Corp. (C)	5.375	03-01-30	32,000	32,560
Antero Resources Corp. (C)	7.625	02-01-29	112,000	122,746
Ascent Resources Utica Holdings LLC (C)	5.875	06-30-29	70,000	68,950
Boardwalk Pipelines LP	5.950	06-01-26	375,000	445,690
BP Capital Markets PLC (4.375% to 6-22-25, then 5 Year CMT + 4.036%) (F)	4.375	06-22-25	400,000	427,000
Chesapeake Energy Corp. (C)	5.500	02-01-26	172,000	179,310
CNX Midstream Partners LP (C)	6.500	03-15-26	83,000	85,801
CNX Resources Corp. (C)	6.000	01-15-29	22,000	23,326
CNX Resources Corp. (C)	7.250	03-14-27	67,000	71,334
CrownRock LP (C)	5.000	05-01-29	12,000	12,526
DCP Midstream Operating LP	5.125	05-15-29	97,000	108,068
DT Midstream, Inc. (C)	4.375	06-15-31	88,000	91,300
Empresa Nacional del Petroleo	3.750	08-05-26	210,000	221,160
Enterprise Products Operating LLC (4.875% to 8-16-22, then 3 month LIBOR + 2.986%)	4.875	08-16-77	450,000	446,636
EQM Midstream Partners LP (C)	6.500	07-01-27	111,000	124,598
Genesis Energy LP	5.625	06-15-24	12,000	11,910
Genesis Energy LP	7.750	02-01-28	143,000	144,459
Genesis Energy LP	8.000	01-15-27	46,000	47,428
Geopark, Ltd. (C)	5.500	01-17-27	34,000	34,255
Hilcorp Energy I LP (C)	5.750	10-01-25	145,000	146,486
Hilcorp Energy I LP (C)	6.250	11-01-28	73,000	76,194
Holly Energy Partners LP (C)	5.000	02-01-28	85,000	86,169
KazMunayGas National Company JSC	5.375	04-24-30	243,000	289,222
KazMunayGas National Company JSC (C)	5.750	04-19-47	78,000	97,048
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	21

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Kinder Morgan Energy Partners LP	5.500	03-01-44		350,000	$450,794
Leviathan Bond, Ltd. (C)	6.500	06-30-27		38,000	41,787
Leviathan Bond, Ltd. (C)	6.750	06-30-30		38,000	42,569
MC Brazil Downstream Trading SARL (C)	7.250	06-30-31		40,000	41,496
Murphy Oil Corp.	5.750	08-15-25		125,000	127,500
Murphy Oil Corp.	5.875	12-01-27		62,000	64,170
NAK Naftogaz Ukraine (C)	7.625	11-08-26		226,000	230,851
Northern Natural Gas Company (C)	3.400	10-16-51		425,000	448,576
Oasis Petroleum, Inc. (C)	6.375	06-01-26		22,000	22,770
Occidental Petroleum Corp.	5.550	03-15-26		21,000	22,986
Occidental Petroleum Corp.	6.600	03-15-46		51,000	62,738
Occidental Petroleum Corp.	7.500	05-01-31		67,000	85,090
Occidental Petroleum Corp.	7.875	09-15-31		41,000	53,300
Occidental Petroleum Corp.	8.875	07-15-30		223,000	300,881
Pertamina Persero PT (C)	3.650	07-30-29		92,000	98,678
Pertamina Persero PT (C)	5.625	05-20-43		153,000	181,028
Pertamina Persero PT	6.450	05-30-44		228,000	296,646
Petroamazonas EP (C)	4.625	12-06-21		27,800	27,383
Petroleos de Venezuela SA (E)	5.375	04-12-27		64,000	2,720
Petroleos de Venezuela SA (E)	6.000	05-16-24		3,771,996	160,310
Petroleos de Venezuela SA (E)	9.750	05-17-35		3,459,000	147,008
Petroleos del Peru SA	5.625	06-19-47		310,000	320,075
Petroleos Mexicanos	5.350	02-12-28		35,000	34,493
Petroleos Mexicanos	5.950	01-28-31		54,000	53,082
Petroleos Mexicanos	6.350	02-12-48		99,000	84,618
Petroleos Mexicanos	6.625	06-15-35		46,000	44,417
Petroleos Mexicanos	6.750	09-21-47		25,000	22,348
Petroleos Mexicanos	6.950	01-28-60		184,000	165,122
Petroleos Mexicanos	7.470	11-12-26	MXN	1,320,000	59,348
Petroleos Mexicanos	7.470	11-12-26	MXN	1,100,000	49,457
Petroleos Mexicanos	7.690	01-23-50		82,000	79,704
Petroleos Mexicanos	9.500	09-15-27		97,000	112,995
Phillips 66	2.150	12-15-30		450,000	445,261
Qatar Petroleum (C)	2.250	07-12-31		129,000	130,516
SierraCol Energy Andina LLC (C)	6.000	06-15-28		50,000	50,063
SM Energy Company	5.625	06-01-25		67,000	65,825
SM Energy Company	6.500	07-15-28		85,000	84,646
Targa Resources Partners LP	6.500	07-15-27		138,000	149,903
The Oil and Gas Holding Company BSCC (C)	7.625	11-07-24		62,000	68,889
The Williams Companies, Inc.	2.600	03-15-31		425,000	437,592
TotalEnergies Capital International SA	3.127	05-29-50		450,000	469,861
22	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Tullow Oil PLC (C)	7.000	03-01-25		94,000	$81,197
Valero Energy Corp.	2.150	09-15-27		425,000	432,934
Western Midstream Operating LP	5.450	04-01-44		425,000	477,063
Financials 9.2%					14,381,247
Banks 6.1%
Bank of America Corp. (1.197% to 10-24-25, then SOFR + 1.010%)	1.197	10-24-26		500,000	499,246
Bank of America Corp. (2.087% to 6-14-28, then SOFR + 1.060%)	2.087	06-14-29		200,000	203,654
Bank of America Corp. (2.496% to 2-13-30, then 3 month LIBOR + 0.990%)	2.496	02-13-31		325,000	334,898
Brazil Loan Trust 1 (C)	5.477	07-24-23		86,313	89,335
Citigroup, Inc.	4.400	06-10-25		450,000	503,799
Deutsche Bank AG (2.129% to 11-24-25, then SOFR + 1.870%)	2.129	11-24-26		400,000	408,727
Deutsche Bank AG (3.035% to 5-28-31, then SOFR + 1.718%)	3.035	05-28-32		200,000	206,860
Deutsche Bank AG	3.700	05-30-24		400,000	428,358
Discover Bank	4.650	09-13-28		350,000	414,739
HSBC Holdings PLC (1.589% to 5-24-26, then SOFR + 1.290%)	1.589	05-24-27		200,000	201,189
HSBC Holdings PLC (1.645% to 4-18-25, then SOFR + 1.538%)	1.645	04-18-26		200,000	202,996
Intesa Sanpaolo SpA (C)	4.000	09-23-29		600,000	666,112
JPMorgan Chase & Co.	3.625	12-01-27		400,000	440,492
JPMorgan Chase Bank NA (C)	3.130	11-23-29	CNY	3,370,000	519,361
Lloyds Banking Group PLC	4.582	12-10-25		200,000	225,427
Mizuho Financial Group, Inc. (1.979% to 9-8-30, then SOFR + 1.532%)	1.979	09-08-31		675,000	669,074
Natwest Group PLC (1.642% to 6-14-26, then 1 Year CMT + 0.900%)	1.642	06-14-27		275,000	276,531
Park River Holdings, Inc. (C)	5.625	02-01-29		112,000	109,760
Park River Holdings, Inc. (C)	6.750	08-01-29		54,000	54,405
Santander Holdings USA, Inc.	3.244	10-05-26		600,000	645,567
Societe Generale SA (1.488% to 12-14-25, then 1 Year CMT + 1.100%) (C)	1.488	12-14-26		650,000	647,756
Standard Chartered PLC (2.819% to 1-30-25, then 3 month LIBOR + 1.209%) (C)	2.819	01-30-26		200,000	209,886
Standard Chartered PLC (3.265% to 11-18-30, then 5 Year CMT + 2.300%) (C)	3.265	02-18-36		200,000	202,482
Standard Chartered PLC (C)	5.700	03-26-44		350,000	462,084
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	23

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
Sumitomo Mitsui Financial Group, Inc.	2.142	09-23-30		450,000	$442,903
Wells Fargo & Company (2.572% to 2-11-30, then SOFR + 1.262%)	2.572	02-11-31		425,000	443,569
Capital markets 1.8%
1MDB Global Investments, Ltd.	4.400	03-09-23		1,000,000	1,004,227
Credit Suisse Group AG (4.207% to 6-12-23, then 3 month LIBOR + 1.240%) (C)	4.207	06-12-24		400,000	424,815
MDGH - GMTN BV (C)	2.875	11-07-29		87,000	91,507
Morgan Stanley (2.239% to 7-21-31, then SOFR + 1.178%)	2.239	07-21-32		650,000	655,353
State Street Corp.	2.200	03-03-31		650,000	666,252
Consumer finance 0.4%
OneMain Finance Corp.	3.500	01-15-27		74,000	75,295
OneMain Finance Corp.	7.125	03-15-26		125,000	147,188
OneMain Finance Corp.	8.875	06-01-25		26,000	28,599
Synchrony Financial	3.700	08-04-26		375,000	411,457
Diversified financial services 0.4%
International Finance Corp.	7.500	02-03-23	KZT	8,000,000	18,324
JAB Holdings BV (C)	3.750	05-28-51		425,000	472,880
Raptor Acquisition Corp. (C)	4.875	11-01-26		38,000	38,570
Insurance 0.5%
Acrisure LLC (C)	4.250	02-15-29		38,000	37,003
Acrisure LLC (C)	7.000	11-15-25		126,000	127,890
Alliant Holdings Intermediate LLC (C)	4.250	10-15-27		38,000	37,769
Alliant Holdings Intermediate LLC (C)	6.750	10-15-27		170,000	177,438
Kemper Corp.	2.400	09-30-30		450,000	457,470
Health care 2.1%					3,296,916
Biotechnology 0.3%
AbbVie, Inc.	3.200	11-21-29		400,000	439,139
Health care providers and services 1.1%
AdaptHealth LLC (C)	4.625	08-01-29		144,000	143,456
CVS Health Corp.	4.300	03-25-28		225,000	260,521
CVS Health Corp.	4.780	03-25-38		100,000	125,534
Encompass Health Corp.	4.500	02-01-28		66,000	68,475
Encompass Health Corp.	4.625	04-01-31		15,000	16,315
HCA, Inc.	3.500	07-15-51		450,000	464,633
Laboratory Corp. of America Holdings	1.550	06-01-26		425,000	430,717
Legacy LifePoint Health LLC (C)	4.375	02-15-27		18,000	18,045
US Acute Care Solutions LLC (C)	6.375	03-01-26		126,000	131,040
Life sciences tools and services 0.3%
Agilent Technologies, Inc.	2.100	06-04-30		450,000	453,405
24	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Life sciences tools and services (continued)
Syneos Health, Inc. (C)	3.625	01-15-29	30,000	$29,775
Pharmaceuticals 0.4%
Bausch Health Companies, Inc. (C)	5.250	02-15-31	69,000	64,688
Bausch Health Companies, Inc. (C)	6.125	04-15-25	145,000	147,991
Bausch Health Companies, Inc. (C)	6.250	02-15-29	110,000	109,443
Bausch Health Companies, Inc. (C)	7.000	01-15-28	129,000	135,450
Endo DAC (C)	9.500	07-31-27	115,000	115,368
Endo Luxembourg Finance Company I Sarl (C)	6.125	04-01-29	23,000	22,856
Organon & Company (C)	4.125	04-30-28	49,000	50,245
Organon & Company (C)	5.125	04-30-31	46,000	47,380
Par Pharmaceutical, Inc. (C)	7.500	04-01-27	22,000	22,440
Industrials 3.3%				5,205,692
Aerospace and defense 0.4%
Bombardier, Inc. (C)	6.000	10-15-22	149,000	149,179
General Dynamics Corp.	2.850	06-01-41	425,000	449,410
Air freight and logistics 0.4%
FedEx Corp.	4.400	01-15-47	375,000	457,843
Gol Finance SA (C)	7.000	01-31-25	145,000	134,574
Park-Ohio Industries, Inc.	6.625	04-15-27	66,000	67,135
Airlines 0.2%
Air Canada (C)	3.875	08-15-26	24,000	24,000
Delta Air Lines, Inc. (C)	7.000	05-01-25	62,000	72,928
Delta Air Lines, Inc.	7.375	01-15-26	28,000	32,962
United Airlines, Inc. (C)	4.375	04-15-26	55,000	56,588
United Airlines, Inc. (C)	4.625	04-15-29	82,000	84,358
Building products 0.1%
LBM Acquisition LLC (C)	6.250	01-15-29	148,000	148,287
Commercial services and supplies 0.7%
Covanta Holding Corp.	5.000	09-01-30	86,000	92,291
Covanta Holding Corp.	5.875	07-01-25	65,000	67,356
GFL Environmental, Inc. (C)	4.750	06-15-29	56,000	57,884
Illuminate Buyer LLC (C)	9.000	07-01-28	136,000	151,300
Prime Security Services Borrower LLC (C)	6.250	01-15-28	208,000	217,079
The ADT Security Corp. (C)	4.125	08-01-29	123,000	123,732
Waste Management, Inc.	2.950	06-01-41	425,000	446,916
Construction and engineering 0.0%
ATP Tower Holdings LLC (C)	4.050	04-27-26	18,000	18,486
Machinery 0.5%
CNH Industrial Capital LLC	1.450	07-15-26	325,000	326,944
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	25

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Machinery (continued)
Flowserve Corp.	3.500	10-01-30	400,000	$425,344
Madison IAQ LLC (C)	4.125	06-30-28	50,000	50,074
Madison IAQ LLC (C)	5.875	06-30-29	52,000	52,556
Trading companies and distributors 0.4%
Air Lease Corp.	3.625	12-01-27	400,000	435,296
United Rentals North America, Inc. (A)	3.750	01-15-32	121,000	121,000
Transportation infrastructure 0.6%
Aeropuerto Internacional de Tocumen SA (C)	6.000	11-18-48	542,434	632,207
DP World PLC (C)	6.850	07-02-37	55,000	74,361
DP World Salaam (6.000% to 10-1-25, then 5 Year CMT + 5.750%) (F)	6.000	10-01-25	216,000	235,602
Information technology 2.3%				3,562,126
Communications equipment 0.3%
Hughes Satellite Systems Corp.	6.625	08-01-26	130,000	146,088
Plantronics, Inc. (C)	4.750	03-01-29	167,000	162,825
Viasat, Inc. (C)	5.625	04-15-27	82,000	85,178
Electronic equipment, instruments and components 0.3%
Flex, Ltd.	4.875	06-15-29	375,000	434,964
IT services 0.8%
Fidelity National Information Services, Inc.	1.150	03-01-26	425,000	425,605
Rackspace Technology Global, Inc. (C)	3.500	02-15-28	30,000	28,875
The Western Union Company	2.850	01-10-25	400,000	424,317
Visa, Inc.	2.700	04-15-40	425,000	444,876
Semiconductors and semiconductor equipment 0.6%
Broadcom, Inc.	5.000	04-15-30	375,000	447,697
TSMC Global, Ltd. (C)	1.000	09-28-27	500,000	485,745
Software 0.3%
Avaya, Inc. (C)	6.125	09-15-28	39,000	41,730
salesforce.com, Inc.	2.700	07-15-41	425,000	434,226
Materials 1.4%				2,088,738
Chemicals 0.7%
CF Industries, Inc.	5.150	03-15-34	30,000	37,200
GCP Applied Technologies, Inc. (C)	5.500	04-15-26	129,000	132,096
Huntsman International LLC	2.950	06-15-31	425,000	440,797
Nutrien, Ltd.	3.950	05-13-50	375,000	442,874
Orbia Advance Corp SAB de CV (C)	6.750	09-19-42	38,000	50,160
Construction materials 0.4%
Martin Marietta Materials, Inc.	2.400	07-15-31	425,000	437,141
White Cap Buyer LLC (C)	6.875	10-15-28	118,000	125,965
26	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Containers and packaging 0.1%
Graham Packaging Company, Inc. (C)	7.125	08-15-28	76,000	$81,035
Metals and mining 0.1%
First Quantum Minerals, Ltd. (C)	7.500	04-01-25	117,000	121,259
Indonesia Asahan Aluminium Persero PT (C)	5.800	05-15-50	77,000	91,245
Paper and forest products 0.1%
Flex Acquisition Company, Inc. (C)	6.875	01-15-25	69,000	69,878
Mercer International, Inc.	5.125	02-01-29	58,000	59,088
Real estate 1.6%				2,442,327
Equity real estate investment trusts 1.5%
Boston Properties LP	2.550	04-01-32	450,000	463,339
Equinix, Inc.	1.800	07-15-27	225,000	229,507
Equinix, Inc.	2.150	07-15-30	225,000	226,339
MGM Growth Properties Operating Partnership LP	5.750	02-01-27	66,000	73,755
Office Properties Income Trust	4.250	05-15-24	400,000	428,893
SITE Centers Corp.	4.250	02-01-26	200,000	218,340
SITE Centers Corp.	4.700	06-01-27	200,000	223,643
WEA Finance LLC (C)	2.875	01-15-27	425,000	445,865
Real estate management and development 0.1%
Mattamy Group Corp. (C)	4.625	03-01-30	128,000	132,646
Utilities 2.4%				3,795,597
Electric utilities 1.8%
Appalachian Power Company	3.700	05-01-50	400,000	456,050
Electricite de France SA (C)	4.500	09-21-28	375,000	438,434
Entergy Texas, Inc.	3.550	09-30-49	400,000	446,989
Eskom Holdings SOC, Ltd. (C)	7.125	02-11-25	11,000	11,551
Eskom Holdings SOC, Ltd. (C)	8.450	08-10-28	238,000	267,745
NextEra Energy Capital Holdings, Inc.	2.250	06-01-30	425,000	436,585
Puget Energy, Inc. (C)	2.379	06-15-28	150,000	153,223
Vistra Operations Company LLC (C)	3.550	07-15-24	400,000	425,166
Vistra Operations Company LLC (C)	5.000	07-31-27	28,000	28,910
Vistra Operations Company LLC (C)	5.625	02-15-27	156,000	161,850
Independent power and renewable electricity producers 0.3%
AES Panama Generation Holdings SRL (C)	4.375	05-31-30	13,000	13,451
Aydem Yenilenebilir Enerji AS (C)	7.750	02-02-27	47,000	47,259
Calpine Corp. (C)	4.500	02-15-28	124,000	127,720
ENN Clean Energy International Investment, Ltd. (C)	3.375	05-12-26	162,000	165,264
Minejesa Capital BV (C)	4.625	08-10-30	28,000	29,610
Minejesa Capital BV (C)	5.625	08-10-37	21,000	22,811
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	27

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Independent power and renewable electricity producers (continued)
Mong Duong Finance Holdings BV (C)	5.125	05-07-29	83,000	$82,170
Multi-utilities 0.3%
CenterPoint Energy, Inc.	4.250	11-01-28	375,000	434,777

Cometa Energia SA de CV (C)	6.375	04-24-35	39,302	46,032
Term loans (G) 21.0%				$32,748,356
(Cost $32,903,435)
Communication services 2.9%				4,534,582
Diversified telecommunication services 1.3%
Cablevision Lightpath LLC, Term Loan B (1 month LIBOR + 3.250%)	3.750	11-30-27	267,268	266,332
Cincinnati Bell, Inc., 2017 Term Loan (1 month LIBOR + 3.250%)	4.250	10-02-24	307,481	306,872
COGECO Financing 2 LP, 2021 Term Loan (H)	TBD	07-28-28	150,000	149,625
Consolidated Communications, Inc., 2021 Term Loan B (1 month LIBOR + 3.500%)	4.250	10-02-27	162,852	162,160
Intelsat Jackson Holdings SA, 2017 Term Loan B3 (E)	0.000	11-27-23	835,000	846,615
Iridium Satellite LLC, 2021 Term Loan B (1 month LIBOR + 2.500%)	3.250	11-04-26	151,745	151,366
Radiate Holdco LLC, 2020 Term Loan (1 month LIBOR + 3.500%)	4.250	09-25-26	199,401	198,542
Entertainment 0.2%
UFC Holdings LLC, 2021 Term Loan B (6 month LIBOR + 2.750%)	3.500	04-29-26	281,666	279,686
Interactive media and services 0.2%
MH Sub I LLC, 2020 Incremental Term Loan (1 month LIBOR + 3.750%)	4.750	09-13-24	305,731	305,404
Media 0.7%
Altice France SA, USD Term Loan B11 (3 month LIBOR + 2.750%)	2.879	07-31-25	263,367	256,343
Charter Communications Operating LLC, 2019 Term Loan B1 (1 month LIBOR + 1.750%)	1.850	04-30-25	153,602	153,113
CSC Holdings LLC, 2017 Term Loan B1 (1 month LIBOR + 2.250%)	2.343	07-17-25	307,452	302,327
Terrier Media Buyer, Inc., 2021 Term Loan (1 month LIBOR + 3.500%)	3.592	12-17-26	262,481	259,675
Univision Communications, Inc., 2021 Term Loan B (H)	TBD	05-05-28	125,000	124,551
Wireless telecommunication services 0.5%
Eagle Broadband Investments LLC, Term Loan (3 month LIBOR + 3.000%)	3.750	11-12-27	149,250	148,690
28	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Wireless telecommunication services (continued)
MTN Infrastructure TopCo, Inc., 2020 Term Loan B (1 month LIBOR + 4.000%)	5.000	11-17-24	306,946	$306,946
SBA Senior Finance II LLC, 2018 Term Loan B (1 month LIBOR + 1.750%)	1.850	04-11-25	153,098	151,391
Syniverse Holdings, Inc., 2018 1st Lien Term Loan (3 month LIBOR + 5.000%)	6.000	03-09-23	167,205	164,944
Consumer discretionary 2.8%				4,290,440
Auto components 0.2%
Clarios Global LP, 2021 USD Term Loan B (1 month LIBOR + 3.250%)	3.342	04-30-26	216,203	214,276
Automobiles 0.1%
MajorDrive Holdings IV LLC, Term Loan B (3 month LIBOR + 4.000%)	4.500	05-12-28	100,000	99,650
Diversified consumer services 0.3%
Whatabrands LLC, 2020 Term Loan B (1 month LIBOR + 2.750%)	2.839	07-31-26	148,684	148,332
Whatabrands LLC, 2021 Term Loan B (H)	TBD	07-12-28	125,000	124,349
WW International, Inc., 2021 Term Loan B (1 month LIBOR + 3.500%)	4.000	04-13-28	205,000	204,360
Hotels, restaurants and leisure 1.1%
Alterra Mountain Company, 2020 Term Loan B (1 month LIBOR + 4.500%)	5.500	08-01-26	162,938	163,040
Alterra Mountain Company, Term Loan B1 (1 month LIBOR + 2.750%)	2.842	07-31-24	99,742	98,495
Boyd Gaming Corp., Term Loan B3 (1 week LIBOR + 2.250%)	2.334	09-15-23	307,852	306,923
Carnival Corp., USD Term Loan B (1 month LIBOR + 3.000%)	3.750	06-30-25	164,584	163,248
Golden Nugget LLC, 2017 Incremental Term Loan B (2 month LIBOR + 2.500%)	3.250	10-04-23	231,548	229,170
Hilton Worldwide Finance LLC, 2019 Term Loan B (1 month LIBOR + 1.750%)	1.839	06-22-26	165,000	162,868
IRB Holding Corp., 2020 4th Amendment Incremental Term Loan (3 month LIBOR + 3.250%)	4.250	12-15-27	238,800	237,819
Motion Finco LLC, Delayed Draw Term Loan B2 (3 month LIBOR + 3.250%)	3.397	11-12-26	27,544	26,088
Motion Finco LLC, USD Term Loan B1 (3 month LIBOR + 3.250%)	3.397	11-12-26	209,569	198,491
Stars Group Holdings BV, 2018 USD Incremental Term Loan (3 month LIBOR + 2.250%)	2.397	07-21-26	185,000	183,555
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	29

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Household durables 0.1%
Weber-Stephen Products LLC, Term Loan B (Prime rate + 2.250% and 1 month LIBOR + 3.250%)	4.302	10-30-27	154,225	$153,744
Leisure products 0.2%
Hayward Industries, Inc., 2021 Term Loan (1 month LIBOR + 2.750%)	3.250	05-12-28	285,000	282,293
Specialty retail 0.8%
Belron Finance US LLC, 2019 USD Term Loan B3 (3 month LIBOR + 2.250%)	2.438	10-30-26	196,985	195,098
Great Outdoors Group LLC, 2021 Term Loan B (6 month LIBOR + 4.250%)	5.000	03-06-28	307,590	307,744
Harbor Freight Tools USA, Inc., 2020 Term Loan B (1 month LIBOR + 2.750%)	3.750	10-19-27	152,718	151,883
NASCAR Holdings, Inc., Term Loan B (1 month LIBOR + 2.750%)	2.842	10-19-26	230,192	228,081
Petco Health & Wellness Company, Inc., 2021 Term Loan B (3 month LIBOR + 3.250%)	4.000	03-03-28	151,795	151,083
PetSmart, Inc., 2021 Term Loan B (6 month LIBOR + 3.750%)	4.500	02-12-28	150,000	149,850
The Michaels Companies, Inc., 2021 Term Loan B (1 month LIBOR + 4.250%)	5.000	04-15-28	110,000	110,000
Consumer staples 2.0%				3,167,568
Beverages 0.5%
City Brewing Company LLC, Closing Date Term Loan (3 month LIBOR + 3.500%)	4.250	04-05-28	275,000	272,594
Refresco Holding BV, USD Term Loan B3 (3 month LIBOR + 3.000%)	3.156	03-28-25	307,503	302,890
Triton Water Holdings, Inc., Term Loan (3 month LIBOR + 3.500%)	4.000	03-31-28	185,000	183,474
Food and staples retailing 0.1%
Shearer’s Foods LLC, 2021 Term Loan (3 month LIBOR + 3.500%)	4.250	09-23-27	152,732	152,541
Food products 0.8%
Chobani LLC, 2020 Term Loan B (1 month LIBOR + 3.500%)	4.500	10-20-27	167,506	167,297
Dole Food Company, Inc., 2017 Term Loan B (Prime rate + 1.750%)	5.000	04-06-24	304,954	304,573
Froneri US, Inc., 2020 USD Term Loan (1 month LIBOR + 2.250%)	2.342	01-29-27	150,913	148,083
Hostess Brands LLC, 2019 Term Loan (1, 2, and 3 month LIBOR + 2.250%)	3.000	08-03-25	304,676	302,729
30	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Food products (continued)
Total Produce USA Holdings, Inc., 2021 Term Loan B (H)	TBD	06-10-28	115,000	$115,216
Upfield USA Corp., 2018 USD Term Loan B2 (6 month LIBOR + 3.000%)	3.160	07-02-25	153,683	149,841
Utz Quality Foods LLC, 2021 Term Loan B (1 month LIBOR + 3.000%)	3.092	01-20-28	159,200	158,254
Household products 0.2%
Diamond BC BV, USD Term Loan (2 month LIBOR + 3.000%)	3.107	09-06-24	155,922	154,502
Kronos Acquisition Holdings, Inc., 2021 Term Loan B (3 month LIBOR + 3.750%)	4.250	12-22-26	184,075	181,840
Personal products 0.4%
Revlon Consumer Products Corp., 2016 Term Loan B (3 month LIBOR + 3.500%)	4.250	09-07-23	395,900	223,022
Sunshine Luxembourg VII Sarl, 2021 Term Loan B3 (3 month LIBOR + 3.750%)	4.500	10-01-26	350,712	350,712
Energy 0.7%				1,081,874
Energy equipment and services 0.2%
ChampionX Corp., 2018 1st Lien Term Loan (1 month LIBOR + 2.500%)	2.625	05-09-25	151,368	150,232
Covia Holdings Corp., 2020 PIK Take Back Term Loan (3 month LIBOR + 4.000%)	5.000	07-31-26	177,568	174,572
Oil, gas and consumable fuels 0.5%
Buckeye Partners LP, 2021 Term Loan B (1 month LIBOR + 2.250%)	2.354	11-01-26	261,592	259,023
CQP Holdco LP, 2021 Term Loan B (3 month LIBOR + 3.750%)	4.250	06-05-28	250,000	248,398
DT Midstream, Inc., Term Loan B (3 and 6 month LIBOR + 2.000%)	2.500	06-26-28	100,000	99,696
Prairie ECI Acquiror LP, Term Loan B (1 month LIBOR + 4.750%)	4.842	03-11-26	154,767	149,953
Financials 1.5%				2,272,910
Capital markets 0.2%
Sequa Mezzanine Holdings LLC, 2020 Extended Term Loan (3 month LIBOR + 6.750%)	7.750	11-28-23	229,355	232,032
Diversified financial services 0.5%
AlixPartners LLP, 2021 USD Term Loan B (1 month LIBOR + 2.750%)	3.250	02-04-28	244,388	242,723
Deerfield Dakota Holding LLC, 2020 USD Term Loan B (1 month LIBOR + 3.750%)	4.750	04-09-27	304,150	303,962
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	31

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Diversified financial services (continued)
Raptor Acquisition Corp., 2021 Term Loan (H)	TBD	11-01-26	100,000	$99,938
Zebra Buyer LLC, Term Loan B (H)	TBD	04-21-28	95,000	95,000
Insurance 0.8%
Acrisure LLC, 2020 Term Loan B (2 month LIBOR + 3.500%)	3.607	02-15-27	154,219	151,328
Alliant Holdings Intermediate LLC, 2020 Term Loan B3 (1 month LIBOR + 3.750%)	4.250	10-08-27	49,895	49,820
Alliant Holdings Intermediate LLC, 2021 Term Loan B3 (H)	TBD	11-06-27	50,000	49,924
Alliant Holdings Intermediate LLC, Term Loan B (1 month LIBOR + 3.250%)	3.342	05-09-25	228,652	225,508
Asurion LLC 2021, Second Lien Term Loan B4 (H)	TBD	01-20-29	110,000	109,347
Asurion LLC, 2018 Term Loan B7 (1 month LIBOR + 3.000%)	3.092	11-03-24	109,717	107,849
Asurion LLC, 2020 Term Loan B8 (1 month LIBOR + 3.250%)	3.342	12-23-26	262,265	257,224
HUB International, Ltd., 2021 Term Loan B (3 month LIBOR + 3.250%)	4.000	04-25-25	196,534	196,026
Ryan Specialty Group LLC, Term Loan (1 month LIBOR + 3.000%)	3.750	09-01-27	153,042	152,229
Health care 2.7%				4,283,394
Health care equipment and supplies 0.2%
Global Medical Response, Inc., 2020 Term Loan B (3 month LIBOR + 4.750%)	5.750	10-02-25	307,819	308,038
Health care providers and services 1.0%
Air Methods Corp., 2017 Term Loan B (3 month LIBOR + 3.500%)	4.500	04-22-24	316,310	309,687
Envision Healthcare Corp., 2018 1st Lien Term Loan (1 month LIBOR + 3.750%)	3.842	10-10-25	392,091	334,669
LifePoint Health, Inc., 2018 Term Loan B (1 month LIBOR + 3.750%)	3.842	11-16-25	260,746	258,436
Surgery Center Holdings, Inc., 2021 Term Loan (1 month LIBOR + 3.750%)	4.500	08-31-26	306,006	305,678
Team Health Holdings, Inc., 1st Lien Term Loan (1 month LIBOR + 2.750%)	3.750	02-06-24	328,831	317,476
Health care technology 0.2%
Change Healthcare Holdings LLC, 2017 Term Loan B (1 and 3 month LIBOR + 2.500%)	3.500	03-01-24	328,798	328,147
32	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Life sciences tools and services 0.4%
Avantor, Inc., 2021 Term Loan B5 (1 month LIBOR + 2.250%)	2.750	11-08-27	303,475	$302,273
ICON Luxembourg Sarl, LUX Term Loan (3 month LIBOR + 2.500%)	3.000	07-03-28	152,103	151,723
Indigo Merger Sub, Inc., US Term Loan (3 month LIBOR + 2.500%)	3.000	07-03-28	37,897	37,802
PPD, Inc., Initial Term Loan (1 month LIBOR + 2.250%)	2.750	01-13-28	229,425	228,689
Pharmaceuticals 0.9%
Bausch Health Americas, Inc., 2018 Term Loan B (1 month LIBOR + 3.000%)	3.092	06-02-25	355,900	353,231
Catalent Pharma Solutions, Inc., 2021 Term Loan B3 (1 month LIBOR + 2.000%)	2.500	02-22-28	152,892	152,968
Endo Luxembourg Finance Company I Sarl, 2021 Term Loan (3 month LIBOR + 5.000%)	5.750	03-27-28	186,915	182,102
IQVIA, Inc., 2017 USD Term Loan B2 (1 month LIBOR + 1.750%)	1.842	01-17-25	151,830	150,028
Jazz Financing Lux Sarl, USD Term Loan (1 month LIBOR + 3.500%)	4.000	05-05-28	95,000	95,089
McAfee LLC, 2018 USD Term Loan B (1 month LIBOR + 3.750%)	3.840	09-30-24	298,297	297,888
Organon & Company, USD Term Loan (3 month LIBOR + 3.000%)	3.500	06-02-28	170,000	169,470
Industrials 4.3%				6,712,529
Air freight and logistics 0.2%
XPO Logistics, Inc., 2021 Term Loan (3 month LIBOR + 1.750%)	1.881	02-24-25	310,000	307,074
Airlines 0.3%
Mileage Plus Holdings LLC, 2020 Term Loan B (3 month LIBOR + 5.250%)	6.250	06-21-27	300,000	317,514
SkyMiles IP, Ltd., 2020 SkyMiles Term Loan B (3 month LIBOR + 3.750%)	4.750	10-20-27	145,000	153,016
Building products 0.3%
Cornerstone Building Brands, Inc., 2021 Term Loan B (1 month LIBOR + 3.250%)	3.750	04-12-28	197,087	196,409
HNC Holdings, Inc., Term Loan B (3 month LIBOR + 4.000%)	5.000	10-05-23	196,760	196,760
LBM Acquisition LLC, Term Loan B (3 month LIBOR + 3.750%)	4.500	12-17-27	149,693	148,196
Commercial services and supplies 1.3%
Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B (1 month LIBOR + 3.750%)	4.250	05-12-28	201,877	201,568
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	33

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Commercial services and supplies (continued)
Camelot US Acquisition LLC, 2020 Incremental Term Loan B (1 month LIBOR + 3.000%)	4.000	10-30-26	303,475	$303,287
GFL Environmental, Inc., 2020 Term Loan (3 month LIBOR + 3.000%)	3.500	05-30-25	227,527	227,309
Intrado Corp., 2017 Term Loan (3 month LIBOR + 4.000%)	5.000	10-10-24	209,455	204,051
MHI Holdings LLC, Term Loan B (3 month LIBOR + 5.000%)	5.087	09-21-26	198,237	198,320
Prime Security Services Borrower LLC, 2021 Term Loan (1, 3 and 6 month LIBOR + 2.750%)	3.500	09-23-26	246,504	245,306
TK Elevator US Newco, Inc., USD Term Loan B (6 month LIBOR + 4.250%)	4.404	07-30-27	152,783	152,377
TruGreen LP, 2020 Term Loan (1 month LIBOR + 4.000%)	4.750	11-02-27	303,475	303,948
Win Waste Innovations Holdings, Inc., 2021 Term Loan B (3 month LIBOR + 2.750%)	3.250	03-24-28	130,000	129,350
Electrical equipment 0.1%
Vertiv Group Corp., 2021 Term Loan B (1 month LIBOR + 2.750%)	2.851	03-02-27	196,023	194,032
Machinery 1.7%
Alliance Laundry Systems LLC, Term Loan B (3 month LIBOR + 3.500%)	4.250	10-08-27	147,643	147,435
Brown Group Holding LLC, Term Loan B (3 month LIBOR + 2.750%)	3.250	06-07-28	89,004	88,299
Filtration Group Corp., 2018 1st Lien Term Loan (1 month LIBOR + 3.000%)	3.920	03-29-25	533,195	527,095
Filtration Group Corp., 2020 Incremental Term Loan (1 month LIBOR + 3.750%)	4.500	03-29-25	152,482	152,482
Gates Global LLC, 2021 Term Loan B3 (1 month LIBOR + 2.750%)	3.500	03-31-27	691,632	686,679
Lummus Technology Holdings V LLC, 2021 Term Loan (1 month LIBOR + 3.500%)	3.592	06-30-27	246,919	244,719
Madison IAQ LLC, Term Loan (3 month LIBOR + 3.250%)	3.750	06-21-28	180,000	178,360
Oregon Tool, Inc., 2018 Term Loan B (1 month LIBOR + 3.750%)	4.750	04-12-23	463,595	463,924
Welbilt, Inc., 2018 Term Loan B (1 month LIBOR + 2.500%)	2.592	10-23-25	211,162	209,050
Professional services 0.3%
Creative Artists Agency LLC, 2019 Term Loan B (1 month LIBOR + 3.750%)	3.842	11-26-26	233,100	230,441
The Dun & Bradstreet Corp., Term Loan (1 month LIBOR + 3.250%)	3.336	02-06-26	218,322	216,377
34	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Trading companies and distributors 0.1%
Beacon Roofing Supply, Inc., 2021 Term Loan B (1 month LIBOR + 2.500%)	2.592	04-23-28	89,972	$89,151
Information technology 2.3%				3,646,207
Communications equipment 0.2%
CommScope, Inc., 2019 Term Loan B (1 month LIBOR + 3.250%)	3.342	04-06-26	151,188	149,488
Plantronics, Inc., 2018 Term Loan B (1 month LIBOR + 2.500%)	2.592	07-02-25	140,734	137,480
Electronic equipment, instruments and components 0.4%
CPI International, Inc., 2017 1st Lien Term Loan (1 month LIBOR + 3.500%)	4.500	07-26-24	230,476	229,266
Robertshaw US Holding Corp., 2018 1st Lien Term Loan (1 month LIBOR + 3.500%)	4.500	02-28-25	161,714	155,246
Robertshaw US Holding Corp., 2018 2nd Lien Term Loan (1 month LIBOR + 8.000%)	9.000	02-28-26	180,000	154,800
IT services 0.1%
Rackspace Technology Global, Inc., 2021 Term Loan (3 month LIBOR + 2.750%)	3.500	02-15-28	229,425	226,495
Software 1.2%
BY Crown Parent LLC, Term Loan B1 (1 month LIBOR + 3.000%)	4.000	02-02-26	151,709	150,761
Cornerstone OnDemand, Inc., 2021 Term Loan B (1 month LIBOR + 3.250%)	3.339	04-22-27	203,313	202,407
Finastra USA, Inc., USD 1st Lien Term Loan (6 month LIBOR + 3.500%)	4.500	06-13-24	229,548	225,705
Magenta Buyer LLC, 2021 USD Term Loan B (H)	TBD	05-03-28	150,000	149,204
Proofpoint, Inc., 1st Lien Term Loan (H)	TBD	06-09-28	190,000	188,005
Sophia LP, 2020 1st Lien Term Loan (3 month LIBOR + 3.750%)	4.500	10-07-27	228,850	228,523
Surf Holdings LLC, USD Term Loan (3 month LIBOR + 3.500%)	3.628	03-05-27	309,189	305,668
UKG, Inc., Term Loan B (1 month LIBOR + 3.750%)	3.842	05-04-26	319,112	318,774
Xperi Holding Corp., 2020 Term Loan B (1 month LIBOR + 3.500%)	3.592	06-02-25	147,114	146,194
Technology hardware, storage and peripherals 0.4%
Dell International LLC, 2021 Term Loan B (1 month LIBOR + 1.750%)	2.000	09-19-25	448,608	447,805
TierPoint LLC, 2021 Term Loan (1 month LIBOR + 3.750%)	4.500	05-05-26	230,667	230,386
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	35

	Rate (%)	Maturity date	Par value^	Value
Materials 1.5%				$2,261,284
Chemicals 0.9%
Alpha 3 BV, 2021 USD Term Loan B (3 month LIBOR + 2.500%)	3.000	03-18-28	350,000	348,250
Encapsys LLC, 2020 Term Loan B2 (1 month LIBOR + 3.250%)	4.250	11-07-24	229,161	228,733
Ferro Corp., 2018 USD Term Loan B1 (3 month LIBOR + 2.250%)	2.397	02-14-24	116,906	116,516
Gemini HDPE LLC, 2020 Term Loan B (3 month LIBOR + 3.000%)	3.500	12-31-27	229,616	228,658
INEOS US Petrochem LLC, 2021 USD Term Loan B (1 month LIBOR + 2.750%)	3.250	01-29-26	275,000	273,900
PQ Corp., 2018 Term Loan B (3 month LIBOR + 2.250%)	2.379	02-07-27	42,256	42,044
PQ Corp., 2021 Term Loan B (3 month LIBOR + 2.750%)	3.250	06-09-28	145,000	144,203
Construction materials 0.2%
White Cap Buyer LLC, Term Loan B (1 month LIBOR + 4.000%)	4.500	10-19-27	270,052	270,052
Containers and packaging 0.3%
Graham Packaging Company, Inc., 2021 Term Loan (1 month LIBOR + 3.000%)	3.750	08-04-27	307,822	305,667
Pactiv Evergreen Group Holdings, Inc., USD 2020 Term Loan B2 (1 month LIBOR + 3.250%)	3.348	02-05-26	154,225	152,325
Paper and forest products 0.1%
Asplundh Tree Expert LLC, 2021 Term Loan B (1 month LIBOR + 1.750%)	1.842	09-07-27	152,581	150,936
Real estate 0.1%				153,273
Equity real estate investment trusts 0.1%
VICI Properties 1 LLC, Replacement Term Loan B (1 month LIBOR + 1.750%)	1.839	12-20-24	155,000	153,273
Utilities 0.2%				344,295
Electric utilities 0.2%

Vistra Operations Company LLC, Term Loan B (1 month LIBOR + 1.750%)	1.841	12-31-25	349,028	344,295
Collateralized mortgage obligations 22.0%				$34,310,394
(Cost $33,881,821)
Commercial and residential 21.8%				34,025,431
BBCMS Mortgage Trust
Series 2018-TALL, Class A (1 month LIBOR + 0.722%) (B)(C)	0.828	03-15-37	700,000	699,333
Series 2018-TALL, Class B (1 month LIBOR + 0.971%) (B)(C)	1.077	03-15-37	1,325,000	1,312,519
36	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
BBCMS Trust
Series 2018-BXH, Class A (1 month LIBOR + 1.000%) (B)(C)	1.106	10-15-37	1,731,762	$1,735,004
BB-UBS Trust
Series 2012-TFT, Class A (C)	2.892	06-05-30	438,194	438,377
Series 2012-TFT, Class B (C)(I)	3.468	06-05-30	1,000,000	904,985
BX Commercial Mortgage Trust
Series 2019-IMC, Class B (1 month LIBOR + 1.300%) (B)(C)	1.406	04-15-34	1,440,000	1,439,096
Series 2019-XL, Class B (1 month LIBOR + 1.080%) (B)(C)	1.186	10-15-36	1,340,505	1,343,450
Series 2020-BXLP, Class B (1 month LIBOR + 1.000%) (B)(C)	1.106	12-15-36	1,421,601	1,423,383
CG-CCRE Commercial Mortgage Trust
Series 2014-FL2, Class A (1 month LIBOR + 1.854%) (B)(C)	1.960	11-15-31	1,202,688	1,179,531
CHT Mortgage Trust
Series 2017-CSMO, Class A (1 month LIBOR + 0.930%) (B)(C)	1.036	11-15-36	200,000	200,442
CLNY Trust
Series 2019-IKPR, Class A (1 month LIBOR + 1.129%) (B)(C)	1.235	11-15-38	500,000	500,619
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2012-CR3, Class C (C)(I)	4.584	10-15-45	200,000	166,591
CSAIL Commercial Mortgage Trust
Series 2015-C2, Class D (I)	4.190	06-15-57	200,000	156,749
HMH Trust
Series 2017-NSS, Class E (C)	6.292	07-05-31	1,350,000	1,316,368
Hudsons Bay Simon JV Trust
Series 2015-HBFL, Class AFL (1 month LIBOR + 1.830%) (B)(C)	1.933	08-05-34	3,250,000	3,048,100
IndyMac INDA Mortgage Loan Trust
Series 2005-AR2, Class 1A1 (I)	2.860	01-25-36	435,601	389,783
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP9, Class AMS	5.337	05-15-47	1,617,222	1,433,289
Series 2019-MARG, Class A (1 month LIBOR + 1.100%) (B)(C)	1.206	05-15-34	2,250,000	2,251,296
Key Commercial Mortgage Securities Trust
Series 2019-S2, Class A1 (C)	2.656	06-15-52	2,673,480	2,771,396
Morgan Stanley Bank of America Merrill Trust
Series 2013-C10, Class D (C)(I)	4.217	07-15-46	400,000	220,364
Series 2013-C12, Class F (C)	3.709	10-15-46	500,000	226,155
Morgan Stanley Capital I Trust
Series 2019-BPR, Class D (1 month LIBOR + 4.000%) (B)(C)	4.106	05-15-36	930,000	664,261
Series 2019-NUGS, Class A (1 month LIBOR + 0.950%) (B)(C)	2.450	12-15-36	2,200,000	2,208,443
MSBAM Commercial Mortgage Securities Trust
Series 2012-CKSV, Class C (C)(I)	4.284	10-15-30	1,800,000	1,434,788
MSCG Trust
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	37

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2018-SELF, Class A (1 month LIBOR + 0.900%) (B)(C)	1.006	10-15-37	1,275,000	$1,276,579
MTRO Commercial Mortgage Trust
Series 2019-TECH, Class A (1 month LIBOR + 0.900%) (B)(C)	1.006	12-15-33	2,375,000	2,372,023
RBS Commercial Funding, Inc. Trust
Series 2013-GSP, Class A (C)(I)	3.834	01-15-32	1,150,000	1,219,810
TTAN
Series 2021-MHC, Class A (1 month LIBOR + 0.850%) (B)(C)	0.960	03-15-38	300,000	300,749
Verus Securitization Trust
Series 2021-3, Class A1 (C)(I)	1.046	06-25-66	633,570	634,687
WaMu Mortgage Pass-Through Certificates
Series 2005-AR1, Class A1A (1 month LIBOR + 0.640%) (B)	0.749	01-25-45	408,042	405,752
WFRBS Commercial Mortgage Trust
Series 2012-C9, Class E (C)(I)	4.811	11-15-45	400,000	351,509
U.S. Government Agency 0.2%				284,963
Federal Home Loan Mortgage Corp.
Series 2015-SC02, Class 1A	3.000	09-25-45	70,695	71,259

Series 4013, Class DK	3.000	02-15-31	209,775	213,704
Asset backed securities 2.9%				$4,617,295
(Cost $4,555,332)
Asset backed securities 2.9%				4,617,295
Aqua Finance Trust
Series 2019-A, Class A (C)	3.140	07-16-40	923,780	949,358
Drive Auto Receivables Trust
Series 2019-1, Class C	3.780	04-15-25	249,968	251,977
Invitation Homes Trust
Series 2018-SFR3, Class A (1 month LIBOR + 1.000%) (B)(C)	1.108	07-17-37	813,436	814,958
SMB Private Education Loan Trust
Series 2015-B, Class A3 (1 month LIBOR + 1.750%) (B)(C)	1.856	05-17-32	900,000	910,952
Series 2017-B, Class A2B (1 month LIBOR + 0.750%) (B)(C)	0.856	10-15-35	443,306	444,953
SoFi Professional Loan Program LLC
Series 2016-C, Class A1 (1 month LIBOR + 1.100%) (B)(C)	1.209	10-27-36	307,701	309,014
Series 2016-D, Class A1 (1 month LIBOR + 0.950%) (B)(C)	1.059	01-25-39	176,863	177,527
Towd Point Mortgage Trust
Series 2018-4, Class A1 (C)(I)	3.000	06-25-58	729,981	758,556

38	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Common stocks 0.0%		$8,734
(Cost $98,223)
Energy 0.0%		8,734
Energy equipment and services 0.0%
Paragon Offshore PLC, Litigation Trust A (J)(K)	2,695	270
Paragon Offshore PLC, Litigation Trust B (K)	1,348	8,401
Oil, gas and consumable fuels 0.0%
Euronav NV	7	61
Southcross Holdings LP, Class A (J)(K)	246	2

	Par value^	Value
Escrow certificates 0.0%		$46
(Cost $491,686)
Alta Mesa Holdings LP (J)(K)	460,000	46
Texas Competitive Electric Holdings Company LLC (J)(K)	10,820,544	0

	Yield*(%)	Maturity date		Par value^	Value
Short-term investments 1.2%					$1,857,353
(Cost $1,857,212)
Foreign government 0.0%					29,696
Egypt Treasury Bill	11.812	09-28-21	EGP	475,000	29,696

	Yield (%)	Shares	Value
Short-term funds 1.2%			1,827,657

State Street Institutional Treasury Plus Money Market Fund, Premier Class	0.0101(L)	1,827,657	1,827,657

Total investments (Cost $155,107,726) 99.3%	$154,992,892
Other assets and liabilities, net 0.7%	1,154,546
Total net assets 100.0%	$156,147,438

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Republic Koruna
EGP	Egyptian Pound
EUR	Euro
IDR	Indonesian Rupiah
KZT	Kazakhstan Tenge
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	39

MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Bhat
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(A)	Security purchased or sold on a when-issued or delayed delivery basis.
(B)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $62,031,956 or 39.7% of the fund’s net assets as of 7-31-21.
(D)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(E)	Non-income producing - Issuer is in default.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(I)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(J)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(K)	Non-income producing security.
(L)	The rate shown is the annualized seven-day yield as of 7-31-21.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
40	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note Futures	170	Long	Sep 2021	$37,513,535	$37,511,563	$(1,972)
5-Year U.S. Treasury Note Futures	394	Long	Sep 2021	48,740,524	49,031,453	290,929
Ultra U.S. Treasury Bond Futures	164	Short	Sep 2021	(30,236,878)	(32,723,125)	(2,486,247)
						$(2,197,290)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	1,130,000	USD	841,666	GSI	8/9/2021	—	$(12,391)
AUD	1,070,000	USD	797,574	CITI	8/16/2021	—	(12,304)
BRL	208,000	USD	41,823	CITI	8/3/2021	—	(1,886)
BRL	286,000	USD	57,467	GSI	8/3/2021	—	(2,554)
BRL	208,000	USD	39,929	CITI	9/2/2021	—	(155)
BRL	286,000	USD	54,923	GSI	9/2/2021	—	(233)
CLP	43,215,592	USD	56,726	CITI	10/29/2021	$60	—
CZK	1,113,452	USD	53,415	CITI	8/6/2021	—	(1,625)
CZK	1,393,750	USD	66,854	GSI	8/6/2021	—	(2,027)
CZK	1,319,792	USD	63,307	JPM	8/6/2021	—	(1,919)
CZK	593,452	USD	27,202	CITI	10/6/2021	377	—
CZK	1,393,750	USD	63,893	GSI	10/6/2021	879	—
CZK	1,319,792	USD	60,490	JPM	10/6/2021	845	—
EUR	360,000	USD	426,090	GSI	8/2/2021	960	—
EUR	2,780,000	USD	3,282,204	JPM	9/10/2021	18,017	—
EUR	100,363	USD	118,846	JPM	9/30/2021	346	—
HUF	19,045,000	USD	67,062	CITI	8/6/2021	—	(4,088)
HUF	34,357,150	USD	121,164	GSI	8/6/2021	—	(7,558)
HUF	15,355,850	USD	54,114	JPM	8/6/2021	—	(3,338)
HUF	19,045,000	USD	62,088	CITI	10/6/2021	808	—
HUF	34,357,150	USD	112,012	GSI	10/6/2021	1,453	—
JPY	185,270,000	USD	1,682,066	CITI	8/16/2021	6,891	—
JPY	40,000,000	USD	363,135	JPM	9/10/2021	1,584	—
PLN	133,000	USD	36,502	CITI	8/6/2021	—	(1,978)
PLN	495,266	USD	135,991	GSI	8/6/2021	—	(7,432)
PLN	100,000	USD	26,258	JPM	8/6/2021	—	(301)
PLN	416,266	USD	107,215	GSI	10/6/2021	859	—
PLN	100,000	USD	25,734	JPM	10/6/2021	229	—
RSD	5,500,000	USD	55,508	GSI	8/6/2021	—	(18)
RSD	5,500,000	USD	55,055	GSI	11/8/2021	381	—
RUB	4,091,725	USD	54,773	GSI	9/30/2021	636	—
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	41

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
THB	3,105,000	USD	97,549	CITI	9/29/2021	—	$(3,106)
THB	4,219,255	USD	131,629	GSI	9/29/2021	—	(3,294)
USD	40,085	BRL	208,000	CITI	8/3/2021	$148	—
USD	55,138	BRL	286,000	GSI	8/3/2021	225	—
USD	137,472	CNY	893,396	HUS	8/30/2021	—	(442)
USD	144,824	COP	550,178,000	CITI	8/30/2021	3,159	—
USD	52,120	CZK	1,113,452	CITI	8/6/2021	330	—
USD	63,933	CZK	1,393,750	GSI	8/6/2021	—	(894)
USD	60,530	CZK	1,319,792	JPM	8/6/2021	—	(858)
USD	427,835	EUR	360,000	JPM	8/2/2021	785	—
USD	593,830	EUR	496,514	JPM	9/30/2021	4,163	—
USD	62,143	HUF	19,045,000	CITI	8/6/2021	—	(831)
USD	112,106	HUF	34,357,150	GSI	8/6/2021	—	(1,500)
USD	53,955	HUF	15,355,850	JPM	8/6/2021	3,179	—
USD	45,534	MXN	932,000	GSI	10/29/2021	—	(726)
USD	36,263	PLN	133,000	CITI	8/6/2021	1,740	—
USD	127,845	PLN	495,266	GSI	8/6/2021	—	(714)
USD	25,727	PLN	100,000	JPM	8/6/2021	—	(231)
USD	156,151	RON	651,410	CITI	9/14/2021	—	(768)
USD	24,341	RON	101,590	JPM	9/14/2021	—	(132)
USD	55,110	RSD	5,500,000	GSI	8/6/2021	—	(380)
USD	120,001	ZAR	1,666,664	GSI	8/17/2021	6,440	—
USD	113,013	ZAR	1,666,664	GSI	10/18/2021	346	—
ZAR	1,666,664	USD	113,936	GSI	8/17/2021	—	(375)
						$54,840	$(74,058)
SWAPS
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.EM.35	19,000,000	USD	$19,000,000	1.000%	Quarterly	Jun 2026	$595,256	$(46,668)	$548,588
Centrally cleared	CDX.NA.IG.36	13,200,000	USD	13,200,000	1.000%	Quarterly	Jun 2026	(278,324)	(56,215)	(334,539)
				$32,200,000				$316,932	$(102,883)	$214,049

42	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Credit default swaps - Seller
Counterparty (OTC)/ Centrally cleared	Reference obligation	Implied credit spread	Notional amount	Currency	USD notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.NA.HY.36	2.939%	6,150,000	USD	$6,150,000	5.000%	Quarterly	Jun 2026	$537,845	$59,896	$597,741
					$6,150,000				$537,845	$59,896	$597,741

Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Bhat
USD	U.S. Dollar
ZAR	South African Rand

Derivatives Abbreviations
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HUS	HSBC Bank USA, N.A.
JPM	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
At 7-31-21, the aggregate cost of investments for federal income tax purposes was $154,361,820. Net unrealized depreciation aggregated to $773,646, of which $4,924,801 related to gross unrealized appreciation and $5,698,447 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	43

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-21

Assets
Unaffiliated investments, at value (Cost $155,107,726)	$154,992,892
Receivable for centrally cleared swaps	869,073
Unrealized appreciation on forward foreign currency contracts	54,840
Cash	52,736
Foreign currency, at value (Cost $4,708)	5,755
Collateral held at broker for futures contracts	813,203
Interest receivable	1,203,175
Receivable for fund shares sold	85,888
Receivable for investments sold	3,235,634
Other assets	62,127
Total assets	161,375,323
Liabilities
Unrealized depreciation on forward foreign currency contracts	74,058
Payable for futures variation margin	74,703
Distributions payable	5,003
Payable for investments purchased	1,802,263
Payable for delayed delivery securities purchased	1,675,876
Payable for fund shares repurchased	1,150,324
Payable to affiliates
Accounting and legal services fees	1,148
Transfer agent fees	14,744
Trustees’ fees	892
Other liabilities and accrued expenses	428,874
Total liabilities	5,227,885
Net assets	$156,147,438
Net assets consist of
Paid-in capital	$223,076,480
Total distributable earnings (loss)	(66,929,042)
Net assets	$156,147,438

44	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($83,090,281 ÷ 8,475,339 shares)[1]	$9.80
Class C ($3,396,320 ÷ 346,455 shares)[1]	$9.80
Class I ($55,236,560 ÷ 5,641,911 shares)	$9.79
Class R6 ($6,677,912 ÷ 681,174 shares)	$9.80
Class NAV ($7,746,365 ÷ 789,614 shares)	$9.81
Maximum offering price per share
Class A (net asset value per share ÷ 97.5%)[2]	$10.05

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	45

STATEMENT OF OPERATIONS For the year ended  7-31-21

Investment income
Interest	$16,745,918
Securities lending	5,740
Dividends	1,707
Less foreign taxes withheld	(36,163)
Total investment income	16,717,202
Expenses
Investment management fees	3,437,106
Distribution and service fees	273,057
Accounting and legal services fees	64,453
Transfer agent fees	155,425
Trustees’ fees	12,833
Custodian fees	130,907
State registration fees	79,105
Printing and postage	35,055
Professional fees	337,838
Other	39,398
Total expenses	4,565,177
Less expense reductions	(38,154)
Net expenses	4,527,023
Net investment income	12,190,179
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	15,861,267
Affiliated investments	(432)
Futures contracts	10,940,501
Forward foreign currency contracts	(270,689)
Swap contracts	(6,922,496)
19,608,151
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(4,466,357)
Futures contracts	(442,932)
Forward foreign currency contracts	566,132
Swap contracts	4,526,068
182,911
Net realized and unrealized gain	19,791,062
Increase in net assets from operations	$31,981,241
46	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-21	Year ended 7-31-20
Increase (decrease) in net assets
From operations
Net investment income	$12,190,179	$27,239,854
Net realized gain (loss)	19,608,151	(3,556,748)
Change in net unrealized appreciation (depreciation)	182,911	(9,401,630)
Increase in net assets resulting from operations	31,981,241	14,281,476
Distributions to shareholders
From earnings
Class A	(1,731,173)	(1,660,755)
Class C	(47,876)	(57,517)
Class I	(1,232,648)	(920,529)
Class R2[1]	—	(416)
Class R4[1]	—	(428)
Class R6	(181,676)	(171,361)
Class NAV	(7,684,752)	(15,041,141)
From tax return of capital
Class A	—	(809,804)
Class C	—	(28,046)
Class I	—	(448,861)
Class R6	—	(83,557)
Class NAV	—	(7,334,239)
Total distributions	(10,878,125)	(26,556,654)
From fund share transactions	(533,789,535)	(196,250,160)
Total decrease	(512,686,419)	(208,525,338)
Net assets
Beginning of year	668,833,857	877,359,195
End of year	$156,147,438	$668,833,857

[1]	Class R2 and Class R4 shares were fully redeemed on 10-29-19.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	47

Financial highlights
CLASS A SHARES Period ended	7-31-21	7-31-20	7-31-19	7-31-18	7-31-17
Per share operating performance
Net asset value, beginning of period	$9.50	$9.57	$9.51	$9.74	$9.57
Net investment income[1]	0.23	0.29	0.35	0.32	0.29
Net realized and unrealized gain (loss) on investments	0.28	(0.07)	0.06	(0.23)	0.17
Total from investment operations	0.51	0.22	0.41	0.09	0.46
Less distributions
From net investment income	(0.21)	(0.19)	(0.35)	(0.32)	(0.29)
From tax return of capital	—	(0.10)	—	—	—
Total distributions	(0.21)	(0.29)	(0.35)	(0.32)	(0.29)
Net asset value, end of period	$9.80	$9.50	$9.57	$9.51	$9.74
Total return (%)[2,3]	5.40	2.34	4.45	0.91	4.85
Ratios and supplemental data
Net assets, end of period (in millions)	$83	$74	$92	$60	$37
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.22	1.20	1.18	1.17
Expenses including reductions	1.27	1.21	1.19	1.17	1.16
Net investment income	2.43	3.13	3.69	3.30	2.99
Portfolio turnover (%)	71	62	59	68	77

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
48	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	7-31-21	7-31-20	7-31-19	7-31-18	7-31-17
Per share operating performance
Net asset value, beginning of period	$9.50	$9.57	$9.51	$9.74	$9.57
Net investment income[1]	0.16	0.23	0.29	0.26	0.24
Net realized and unrealized gain (loss) on investments	0.28	(0.08)	0.06	(0.24)	0.15
Total from investment operations	0.44	0.15	0.35	0.02	0.39
Less distributions
From net investment income	(0.14)	(0.15)	(0.29)	(0.25)	(0.22)
From tax return of capital	—	(0.07)	—	—	—
Total distributions	(0.14)	(0.22)	(0.29)	(0.25)	(0.22)
Net asset value, end of period	$9.80	$9.50	$9.57	$9.51	$9.74
Total return (%)[2,3]	4.68	1.64	3.74	0.24	4.15
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$3	$3	$3	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.98	1.92	1.90	1.88	1.87
Expenses including reductions	1.97	1.91	1.89	1.87	1.86
Net investment income	1.73	2.45	3.12	2.72	2.44
Portfolio turnover (%)	71	62	59	68	77

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	49

CLASS I SHARES Period ended	7-31-21	7-31-20	7-31-19	7-31-18	7-31-17
Per share operating performance
Net asset value, beginning of period	$9.49	$9.56	$9.49	$9.73	$9.56
Net investment income[1]	0.26	0.32	0.38	0.36	0.33
Net realized and unrealized gain (loss) on investments	0.28	(0.08)	0.07	(0.25)	0.16
Total from investment operations	0.54	0.24	0.45	0.11	0.49
Less distributions
From net investment income	(0.24)	(0.20)	(0.38)	(0.35)	(0.32)
From tax return of capital	—	(0.11)	—	—	—
Total distributions	(0.24)	(0.31)	(0.38)	(0.35)	(0.32)
Net asset value, end of period	$9.79	$9.49	$9.56	$9.49	$9.73
Total return (%)[2]	5.73	2.65	4.87	1.13	5.21
Ratios and supplemental data
Net assets, end of period (in millions)	$55	$42	$37	$37	$33
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98	0.92	0.91	0.88	0.86
Expenses including reductions	0.97	0.91	0.90	0.87	0.85
Net investment income	2.76	3.44	4.09	3.70	3.44
Portfolio turnover (%)	71	62	59	68	77

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
50	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	7-31-21	7-31-20	7-31-19	7-31-18	7-31-17
Per share operating performance
Net asset value, beginning of period	$9.50	$9.57	$9.50	$9.74	$9.57
Net investment income[1]	0.26	0.33	0.40	0.37	0.34
Net realized and unrealized gain (loss) on investments	0.29	(0.08)	0.06	(0.25)	0.16
Total from investment operations	0.55	0.25	0.46	0.12	0.50
Less distributions
From net investment income	(0.25)	(0.21)	(0.39)	(0.36)	(0.33)
From tax return of capital	—	(0.11)	—	—	—
Total distributions	(0.25)	(0.32)	(0.39)	(0.36)	(0.33)
Net asset value, end of period	$9.80	$9.50	$9.57	$9.50	$9.74
Total return (%)[2]	5.84	2.77	4.99	1.24	5.33
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$7	$7	$6	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.81	0.79	0.78	0.77
Expenses including reductions	0.87	0.80	0.79	0.77	0.74
Net investment income	2.81	3.56	4.22	3.85	3.56
Portfolio turnover (%)	71	62	59	68	77

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	51

CLASS NAV SHARES Period ended	7-31-21	7-31-20	7-31-19	7-31-18	7-31-17
Per share operating performance
Net asset value, beginning of period	$9.50	$9.57	$9.51	$9.75	$9.57
Net investment income[1]	0.25	0.34	0.40	0.37	0.34
Net realized and unrealized gain (loss) on investments	0.31	(0.08)	0.05	(0.25)	0.17
Total from investment operations	0.56	0.26	0.45	0.12	0.51
Less distributions
From net investment income	(0.25)	(0.22)	(0.39)	(0.36)	(0.33)
From tax return of capital	—	(0.11)	—	—	—
Total distributions	(0.25)	(0.33)	(0.39)	(0.36)	(0.33)
Net asset value, end of period	$9.81	$9.50	$9.57	$9.51	$9.75
Total return (%)[2]	5.96	2.68	5.00	1.25	5.43
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$542	$738	$853	$1,156
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.80	0.78	0.77	0.75
Expenses including reductions	0.86	0.79	0.77	0.76	0.74
Net investment income	2.55	3.58	4.24	3.81	3.55
Portfolio turnover (%)	71	62	59	68	77

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
52	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Short Duration Credit Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize total return, which consists of income on its investments and capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
On June 24, 2021, the Board of Trustees voted to recommend that shareholders approve a reorganization, that is expected to be tax-free, of the fund into John Hancock Opportunistic Fixed Income Fund. Shareholders of record as of August 23, 2021 will be entitled to vote on the reorganization at a shareholder meeting scheduled to be held on or about October 27, 2021. The reorganization is expected to occur as of the close of business on or about December 10, 2021, pending approval by the shareholders of the fund.
Effective as of the close of business on July 26, 2021, the fund is closed to new investors.
Class NAV shares were fully redeemed on August 3, 2021.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Swaps are generally valued using evaluated prices obtained from an independent
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pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of July 31, 2021, by major security category or type:
	Total value at 7-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$1,681,996	—	$1,681,996	—
Foreign government obligations	20,195,287	—	20,195,287	—
Corporate bonds	59,573,431	—	59,573,431	—
Term loans	32,748,356	—	32,748,356	—
Collateralized mortgage obligations	34,310,394	—	34,310,394	—
Asset backed securities	4,617,295	—	4,617,295	—
Common stocks	8,734	$61	8,401	$272
Escrow certificates	46	—	—	46
Short-term investments	1,857,353	1,827,657	29,696	—
Total investments in securities	$154,992,892	$1,827,718	$153,164,856	$318
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	Total value at 7-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Derivatives:
Assets
Futures	$290,929	$290,929	—	—
Forward foreign currency contracts	54,840	—	$54,840	—
Swap contracts	1,146,329	—	1,146,329	—
Liabilities
Futures	(2,488,219)	(2,488,219)	—	—
Forward foreign currency contracts	(74,058)	—	(74,058)	—
Swap contracts	(334,539)	—	(334,539)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the portfolio or in a schedule to the portfolio (Sale Commitments Outstanding). At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in its NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the securities purchased or sold prior to settlement date.
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund’s ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund’s failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund’s income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund’s exposure to such investments is substantial, it could impair the fund’s ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
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Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and
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compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of July 31, 2021, there were no securities on loan.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2021 were $8,070.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
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Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of July 31, 2021, the fund has a short-term capital loss carryforward of $14,886,605 and a long-term capital loss carryforward of $51,879,627 available to offset future net realized capital gains. These carryforwards do not expire. Due to certain Internal Revenue Code rules, utilization of the capital loss carryforwards may be limited in future years.
As of July 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended July 31, 2021 and 2020 was as follows:
	July 31, 2021	July 31, 2020
Ordinary income	$10,878,125	$17,852,147
Return of capital	—	8,704,507
Total	$10,878,125	$26,556,654
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2021, the components of distributable earnings on a tax basis consisted of $615,878 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to defaulted bonds, foreign currency transactions, derivative transactions, wash sale loss deferrals and amortization and accretion on debt securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible,
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by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund’s investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended July 31, 2021, the fund used futures contracts to manage duration of the fund. The fund held futures contracts with USD notional values ranging from $116.8 million to $273.2 million, as measured at each quarter end.
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Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended July 31, 2021, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $11.9 million to $92.5 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When the fund purchases an option, the premium paid is included in the Fund’s investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.
During the year ended July 31, 2021, the fund used purchased options contracts to manage against changes in foreign currency exchange rates. The fund held purchased options contracts with market values ranging up to $949, as measured at each quarter end.There were no open purchased options contracts as of July 31, 2021.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets
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and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Buyer
During the year ended July 31, 2021, the fund used credit default swap contracts as the buyer to manage against potential credit events. The fund held credit default swaps with total USD notional amounts ranging from $22.8 million to $159.6 million, as measured at each quarter end.
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
During the year ended July 31, 2021, the fund used credit default swap contracts as the seller to gain credit exposure to an issuer or index. The fund held credit default swaps with total USD notional amounts ranging up to $12.7 million, as measured at each quarter end.
Total Return Swaps. The fund may enter into total return swap contracts to obtain synthetic exposure to a specific reference asset or index without owning, taking physical custody of, or short selling the underlying assets. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. A fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.
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During the year ended July 31, 2021, the fund used total return swaps to exchange the risk/return of one market with another. The fund held total return swaps with total USD notional amounts ranging up to $10.2 million, as measured at each quarter end. There were no open total return swaps as of July 31, 2021.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at July 31, 2021 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$290,929	$(2,488,219)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	54,840	(74,058)
Credit	Swap contracts, at value[2]	Credit default swaps	1,146,329	(334,539)
			$1,492,098	$(2,896,816)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
[2]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2021:
	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	—	$10,940,501	—	—	$10,940,501
Currency	$(78,095)	—	$(270,689)	—	(348,784)
Credit	—	—	—	$(6,922,496)	(6,922,496)
Total	$(78,095)	$10,940,501	$(270,689)	$(6,922,496)	$3,669,221

[1]	Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.
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The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2021:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	—	$(442,932)	—	$93,305	$(349,627)
Currency	$77,147	—	$566,132	—	643,279
Credit	—	—	—	4,432,763	4,432,763
Total	$77,147	$(442,932)	$566,132	$4,526,068	$4,726,415

[1]	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.740% of the first $250 million of the fund’s aggregate daily net assets, b) 0.700% of the next $500 million of the fund’s aggregate daily net assets and c) 0.675% of the fund’s aggregate daily net assets in excess of $750 million. Aggregate net assets include the net assets of the fund and Manulife Global Multi-Strategy Credit Fund, a sub-fund of Manulife Investment Management I PLC. The fund has a subadvisory agreement with Stone Harbor Investment Partners LP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
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For the year ended July 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$6,667
Class C	272
Class I	4,152
Class	Expense reduction
Class R6	$590
Class NAV	26,473
Total	$38,154

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2021, were equivalent to a net annual effective rate of 0.71% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended July 31, 2021, amounted to an annual rate of 0.01% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $132,577 for the year ended July 31, 2021. Of this amount, $23,527 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $109,050 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $250,000 or more, and redeemed within 18 months of purchase are subject to a 0.50% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2021, CDSCs received by the Distributor amounted to $23,711 and $82 for Class A and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6
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Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended July 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$240,277	$93,168
Class C	32,780	3,812
Class I	—	57,702
Class R6	—	743
Total	$273,057	$155,425
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$12,396,551	4	0.655%	$(902)
Lender	17,366,667	3	0.660%	955
Note 6—Fund share transactions
Transactions in fund shares for the years ended July 31, 2021 and 2020 were as follows:
	Year Ended 7-31-21		Year Ended 7-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	6,242,191	$60,610,689	8,452,305	$79,646,832
Distributions reinvested	177,560	1,729,847	263,965	2,467,286
Repurchased	(5,729,038)	(55,619,723)	(10,500,993)	(98,213,130)
Net increase (decrease)	690,713	$6,720,813	(1,784,723)	$(16,099,012)
Class C shares
Sold	161,872	$1,575,697	149,830	$1,419,408
Distributions reinvested	4,903	47,753	9,154	85,423
Repurchased	(177,955)	(1,725,571)	(165,701)	(1,485,702)
Net increase (decrease)	(11,180)	$(102,121)	(6,717)	$19,129
ANNUAL REPORT | JOHN HANCOCK Short Duration Credit Opportunities Fund	65

	Year Ended 7-31-21		Year Ended 7-31-20
	Shares	Amount	Shares	Amount
Class I shares
Sold	3,233,900	$31,550,917	2,734,927	$25,661,567
Distributions reinvested	124,000	1,206,785	146,868	1,369,080
Repurchased	(2,155,007)	(21,009,949)	(2,268,718)	(21,025,267)
Net increase	1,202,893	$11,747,753	613,077	$6,005,380
Class R2 shares[1]
Repurchased	—	—	(5,155)	$(49,106)
Net decrease	—	—	(5,155)	$(49,106)
Class R4 shares[1]
Repurchased	—	—	(5,155)	$(49,105)
Net decrease	—	—	(5,155)	$(49,105)
Class R6 shares
Sold	194,940	$1,897,939	243,307	$2,280,858
Distributions reinvested	18,669	181,676	27,302	254,918
Repurchased	(303,649)	(2,954,943)	(267,178)	(2,475,435)
Net increase (decrease)	(90,040)	$(875,328)	3,431	$60,341
Class NAV shares
Sold	1,444,867	$13,918,830	1,853,533	$17,353,149
Distributions reinvested	794,432	7,684,752	2,392,622	22,375,380
Repurchased	(58,489,149)	(572,884,234)	(24,311,975)	(225,866,316)
Net decrease	(56,249,850)	$(551,280,652)	(20,065,820)	$(186,137,787)
Total net decrease	(54,457,464)	$(533,789,535)	(21,251,062)	$(196,250,160)

[1]	Class R2 and Class R4 shares were fully redeemed on 10-29-19.
Affiliates of the fund owned 100% of shares of Class NAV on July 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund. Class NAV shares were fully redeemed on August 3, 2021.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $305,217,391 and $779,775,297, respectively, for the year ended July 31, 2021.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At July 31, 2021, funds within the John Hancock group of funds complex held 5.0% of the fund’s net assets. There were no individual affiliated funds with an ownership of 5% or more of the fund’s net assets.
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Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	—	$6,612,611	$(6,612,179)	$(432)	—	$5,740	—	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates before the end of 2021. Regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate (“SOFR”), which is a broad measure of secured overnight US Treasury repo rates, but there is no definitive information regarding the future utilization of any particular replacement rate.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 11—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
Note 12—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference
ANNUAL REPORT | JOHN HANCOCK Short Duration Credit Opportunities Fund	67

rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.
68	JOHN HANCOCK Short Duration Credit Opportunities Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Short Duration Credit Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Short Duration Credit Opportunities Fund (the "Fund") as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statements of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 24, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	69

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
70	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees
This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Stone Harbor Investment Partners LP (the Subadvisor) for John Hancock Short Duration Credit Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as deﬁned by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting ﬁrm.
Approval of Advisory and Subadvisory Agreements
At telephonic meetings held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to afﬁliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and proﬁtability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s afﬁliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1 On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held telephonically in reliance on the Order. This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC.
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	71

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Ofﬁcer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the signiﬁcant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualiﬁcations and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the ﬁnancial condition of the Advisor and whether it has the ﬁnancial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the beneﬁt to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the five-year period ended December 31, 2020. The Board also noted that the fund underperformed its benchmark index for the one-, three- and ten-year periods and underperformed its peer group median for the one-, three-,five- and ten-year periods ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index for the five- year period. The Board also took into account management’s discussion of the factors that contributed to the fund’s underperformance relative to its peer group. The Board took into account management’s discussion of the fund’s performance, and concluded that the fund’s performance is being monitored and/or reasonably addressed, as appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and the net total expenses for the fund are equal to the peer group median.
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The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory afﬁliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the proﬁts to be realized by the Advisor and its afﬁliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed ﬁnancial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net proﬁtability to the Advisor and its afﬁliates with respect to the fund;
(c)	received and reviewed proﬁtability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the proﬁtability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are afﬁliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax beneﬁts, which are not available to participants in qualiﬁed retirement plans under applicable income tax law, are reﬂected in the proﬁtability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that afﬁliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect beneﬁts from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated as arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(k)	considered that the Advisor should be entitled to earn a reasonable level of proﬁts in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of proﬁtability, if any, of the Advisor and its afﬁliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reﬂected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to beneﬁt from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the fund’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its
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operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the proﬁtability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not afﬁliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the proﬁts to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement. The Board also received information regarding the nature and scope (including their signiﬁcance to the Advisor and its afﬁliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its afﬁliates provide advisory, distribution, or management services in connection with ﬁnancial products sponsored by the Advisor or its afﬁliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualiﬁed plans. The Board also received information and took into account any other potential conﬂicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect beneﬁts that the Subadvisor and its afﬁliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational beneﬁts.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and/or reasonably addressed, as appropriate;
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(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reﬂected as breakpoints in the advisory fees for the fund in order to permit shareholders to beneﬁt from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program
This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Short Duration Credit Opportunities Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund’s subadvisor, Stone Harbor Investment Partners LP (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.
The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Advisor also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Advisor may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.
The Committee provided the Board at a meeting held by videoconference on March 23-25, 2021 with a written report which addressed the Committee’s assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period January 1, 2020 through December 31, 2020, included an assessment of important aspects of the LRMP including, but not limited to: (1) Highly Liquid Investment Minimum (HLIM) determination; (2) Compliance with the 15% limit on illiquid investments; (3) Reasonably Anticipated Trade Size (RATS) determination; (4) Security-level liquidity classifications; (5) Liquidity risk assessment; and (6) Operation of the Fund’s Redemption-In-Kind Procedures. Additionally, the report included a discussion of notable changes and enhancements to the LRMP implemented during 2020.
The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee’s actions to address such matters.
The report stated, in relevant part, that during the period covered by the report:
•	The Fund’s investment strategy remained appropriate for an open-end fund structure;
•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
•	The Fund did not report any breaches of the 15% limit on illiquid investments that would require reporting to the Securities and Exchange Commission;
•	The Fund continued to qualify as a Primarily Highly Liquid Fund under the Liquidity Rule and therefore is not required to establish a HLIM; and
•	The Chief Compliance Officer’s office performed audit testing of the LRMP which resulted in an assessment that the LRMP’s control environment was deemed to be operating effectively and in compliance with the Board approved procedures.
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Adequacy and Effectiveness
Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	192
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2005	192
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	192
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2005	192
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	2012	192
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2008	192
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	192
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	2012	192
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,2,* Born: 1960	2020	192
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2012	192
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	192
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	192
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
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Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
*	Appointed as Independent Trustee effective as of September 15, 2020.
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More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*,1
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Appointed as Independent Trustee effective as of September 15, 2020
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Stone Harbor Investment Partners LP
Portfolio Managers
James E. Craige, CFA
Kumaran K. Damodaran
Matthew Kearns, CFA
Roger M. Lavan, CFA
David A. Oliver, CFA
William W. Perry
Hunter C. Schwarz
Stuart W. Sclater-Booth
David A. Torchia
Peter J. Wilby, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
84	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT

John Hancock family of funds
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Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Short Duration Credit Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1745568	350A 7/21
9/2021

ITEM 2. CODE OF ETHICS.

(a)As of the end of the fiscal year July 31, 2021 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees:

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended July 31, 2021 and 2020. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	July 31, 2021	July 31, 2020
Absolute Return Opportunities Fund (formerly
Diversified Strategies Fund)	$41,992	$40,987
Short Duration Credit Opportunities Fund	93,048	90,736
Total	$135,040	$131,723

(b) Audit-Related Fees

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews and reviews related to supplemental regulatory filings. Amounts billed to the registrant were as follows:

Fund	July 31, 2021	July 31, 2020
Absolute Return Opportunities Fund (formerly
Diversified Strategies Fund)	$604	$598
Short Duration Credit Opportunities Fund	604	598
Total	$1,208	$1,196

Amounts billed to control affiliates were $116,000 and $216,467 for the fiscal years ended July 31, 2021 and 2020, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended July 31, 2021 and 2020. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	July 31, 2021	July 31, 2020
Absolute Return Opportunities Fund (formerly
Diversified Strategies Fund)	$3,914	$3,837
Short Duration Credit Opportunities Fund	3,914	3,837
Total	$7,828	$7,674

(d) All Other Fees

The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended July 31, 2021 and 2020:

Fund	July 31, 2021	July 31, 2020
Absolute Return Opportunities Fund (formerly
Diversified Strategies Fund)	$89	$89
Short Duration Credit Opportunities Fund	89	89
Total	$178	$178

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended July 31, 2021, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $960,465 for the fiscal year ended July 31, 2021 and $1,252,408 for the fiscal year ended July 31, 2020.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Frances G. Rathke

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form

N-CSR. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating, Governance and Administration Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott

Andrew Arnott

President

Date: September 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott

Andrew Arnott

President

Date: September 24, 2021

/s/ Charles A. Rizzo

Charles A. Rizzo

Chief Financial Officer

Date: September 24, 2021